                                                    (RIVERSOURCE ANNUITIES LOGO)



RIVERSOURCE(R)

PERSONAL PORTFOLIO PLUS(2)

PERSONAL PORTFOLIO PLUS

PERSONAL PORTFOLIO

    VARIABLE ANNUITY




2007 ANNUAL REPORT



37301 W (5/08)                     Issued by: RiverSource Life Insurance Company

                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource Variable Annuity
Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity (comprised of 25 subaccounts of RiverSource Variable Annuity Account, referred to in Note 1) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource Variable Annuity Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource Variable Annuity Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource Variable Annuity Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity at December 31, 2007, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 24, 2008


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2007 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AIM VI        AIM VI         AC VP         AC VP      JANUS ASPEN
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,          BAL,
DEC. 31, 2007                                       SER I         SER I         CL I          CL I          INST

ASSETS
Investments, at value(1),(2)                     $31,183,355   $2,229,014    $1,148,169    $1,172,201    $5,377,813
Dividends receivable                                      --           --            --            --            --
Accounts receivable from RiverSource Life for
contract purchase payments                             1,095           --            --            --            --
Receivable for share redemptions                     131,033        7,397         4,511         7,964        10,330
--------------------------------------------------------------------------------------------------------------------
Total assets                                      31,315,483    2,236,411     1,152,680     1,180,165     5,388,143
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      32,706        2,387         1,232         1,266         5,779
  Administrative charge                                4,017          286           148           152           694
  Contract terminations                               94,310        4,724         3,131         6,546         3,857
Payable for investments purchased                      1,095           --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                    132,128        7,397         4,511         7,964        10,330
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               31,166,410    2,228,977     1,148,169     1,172,094     5,377,314
Net assets applicable to contracts in payment
period                                                16,945           37            --           107           499
Net assets applicable to seed money                       --           --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $31,183,355   $2,229,014    $1,148,169    $1,172,201    $5,377,813
====================================================================================================================
(1) Investment shares                              1,071,225       66,281       135,717       156,921       178,962
(2) Investments, at cost                         $27,056,314   $1,433,989    $  977,906    $1,092,349    $4,363,659
--------------------------------------------------------------------------------------------------------------------





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                 JANUS ASPEN                                                OPPEN
                                                 WORLD GRO,       OPCAP         OPCAP         OPCAP       CAP APPR
DEC. 31, 2007 (CONTINUED)                           INST           EQ          MANAGED       SM CAP          VA

ASSETS
Investments, at value(1),(2)                     $2,156,056     $816,641     $2,828,427    $1,715,634    $2,718,928
Dividends receivable                                     --           --             --            --            --
Accounts receivable from RiverSource Life for
contract purchase payments                               --           --             --            --            --
Receivable for share redemptions                      5,708        4,233          6,843         9,172         6,147
--------------------------------------------------------------------------------------------------------------------
Total assets                                      2,161,764      820,874      2,835,270     1,724,806     2,725,075
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      2,308          887          3,026         1,840         2,921
  Administrative charge                                 277          106            363           221           350
  Contract terminations                               3,124        3,240          3,454         7,111         2,876
Payable for investments purchased                        --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     5,709        4,233          6,843         9,172         6,147
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               2,147,111      816,423      2,824,494     1,715,634     2,718,928
Net assets applicable to contracts in payment
period                                                8,944          218          3,933            --            --
Net assets applicable to seed money                      --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $2,156,055     $816,641     $2,828,427    $1,715,634    $2,718,928
====================================================================================================================
(1) Investment shares                                61,026       22,516         73,105        58,775        57,629
(2) Investments, at cost                         $2,225,332     $798,687     $2,843,606    $1,621,918    $2,338,392
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                    OPPEN       DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
DEC. 31, 2007 (CONTINUED)                         HI INC VA       CL IA         CL IB         CL IA         CL IB

ASSETS
Investments, at value(1),(2)                     $1,351,255    $2,099,409    $1,469,078    $5,023,394    $10,311,365
Dividends receivable                                     --            --            --            --             --
Accounts receivable from RiverSource Life for
contract purchase payments                               --            35            --            38            135
Receivable for share redemptions                      3,539         2,501         6,034         6,004         14,290
--------------------------------------------------------------------------------------------------------------------
Total assets                                      1,354,794     2,101,945     1,475,112     5,029,436     10,325,790
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      1,445         2,233         1,582         5,361         10,007
  Administrative charge                                 174           268           190           643          1,325
  Contract terminations                               1,920            --         4,262            --          2,957
Payable for investments purchased                        --            35            --            38            135
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     3,539         2,536         6,034         6,042         14,424
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               1,351,255     2,090,657     1,469,029     5,023,394     10,311,256
Net assets applicable to contracts in payment
period                                                   --         8,752            49            --             --
Net assets applicable to seed money                      --            --            --            --            110
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $1,351,255    $2,099,409    $1,469,078    $5,023,394    $10,311,366
====================================================================================================================
(1) Investment shares                               169,969       238,569       168,860       215,782        445,993
(2) Investments, at cost                         $1,588,094    $2,272,111    $1,533,660    $5,417,848    $10,699,632
--------------------------------------------------------------------------------------------------------------------





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,         RVS
DEC. 31, 2007 (CONTINUED)                           CL IA         CL IB         CL IA         CL IB        VP BAL

ASSETS
Investments, at value(1),(2)                     $  974,648     $750,501     $2,900,786    $1,826,404    $8,327,579
Dividends receivable                                     --           --             --            --            --
Accounts receivable from RiverSource Life for
contract purchase payments                               --           --             --            --            --
Receivable for share redemptions                      1,172        2,888          3,472         4,608            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                        975,820      753,389      2,904,258     1,831,012     8,327,579
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      1,042          804          3,096         1,956         8,956
  Administrative charge                                 125           96            372           235         1,064
  Contract terminations                                   5        1,988              4         2,417         3,427
Payable for investments purchased                        --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     1,172        2,888          3,472         4,608        13,447
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                                 972,670      750,501      2,900,530     1,826,404     8,304,592
Net assets applicable to contracts in payment
period                                                1,978           --            256            --         9,464
Net assets applicable to seed money                      --           --             --            --            76
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $  974,648     $750,501     $2,900,786    $1,826,404    $8,314,132
====================================================================================================================
(1) Investment shares                               130,650      101,556        134,607        57,561       551,815
(2) Investments, at cost                         $1,241,249     $882,984     $2,831,730    $2,691,222    $8,614,537
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2007 ANNUAL REPORT  3

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                     RVS           RVS          THDL           RVS           RVS
                                                   VP CASH       VP DIV        VP INTL        VP LG        VP MID
DEC. 31, 2007 (CONTINUED)                           MGMT          BOND           OPP         CAP EQ        CAP GRO

ASSETS
Investments, at value(1),(2)                     $48,751,400  $363,949,990   $1,719,511    $91,481,240   $7,919,168
Dividends receivable                                  17,884       101,765           --             --           --
Accounts receivable from RiverSource Life for
contract purchase payments                           118,643       923,889           --         98,204          776
Receivable for share redemptions                          --            --           --             --           --
--------------------------------------------------------------------------------------------------------------------
Total assets                                      48,887,927   364,975,644    1,719,511     91,579,444    7,919,944
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      55,615       447,103        2,147        111,719        9,566
  Administrative charge                                6,092        45,535          258         11,651        1,011
  Contract terminations                               12,503       293,177        3,973          4,931        4,086
Payable for investments purchased                         --            --           --             --           --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     74,210       785,815        6,378        128,301       14,663
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               48,760,857   364,179,115    1,708,822     91,438,603    7,902,883
Net assets applicable to contracts in payment
period                                                51,818        10,714        2,913         12,429        2,093
Net assets applicable to seed money                    1,042            --        1,398            111          305
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $48,813,717  $364,189,829   $1,713,133    $91,451,143   $7,905,281
====================================================================================================================
(1) Investment shares                             48,779,322    34,650,014      116,868      3,620,080      616,244
(2) Investments, at cost                         $48,761,065  $361,361,266   $1,520,934    $77,665,961   $7,064,260
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AIM VI        AIM VI         AC VP         AC VP
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,       JANUS ASPEN
YEAR ENDED DEC. 31, 2007                            SER I         SER I         CL I          CL I        BAL, INST

INVESTMENT INCOME
Dividend income                                  $  353,824     $  9,106      $ 26,634      $  26,016    $  149,429
Variable account expenses                           475,777       35,066        18,942         21,131        89,703
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (121,953)     (25,960)        7,692          4,885        59,726
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             8,536,362      853,108       409,817        559,786     2,774,415
  Cost of investments sold                        7,452,409      568,954       336,859        475,478     2,297,291
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                       1,083,953      284,154        72,958         84,308       477,124
Distributions from capital gains                         --           --            --        134,909            --
Net change in unrealized appreciation or
depreciation of investments                       1,365,197       51,078       (93,703)      (301,897)       31,074
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    2,449,150      335,232       (20,745)       (82,680)      508,198
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $2,327,197     $309,272      $(13,053)     $ (77,795)   $  567,924
====================================================================================================================





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                 JANUS ASPEN                                                OPPEN
                                                    WORLD         OPCAP         OPCAP         OPCAP          CAP
YEAR ENDED DEC. 31, 2007 (CONTINUED)              GRO, INST        EQ          MANAGED       SM CAP        APPR VA

INVESTMENT INCOME
Dividend income                                  $   18,211     $   5,734     $  68,229     $      --    $    7,682
Variable account expenses                            36,527        13,522        45,190        29,177        43,530
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (18,316)       (7,788)       23,039       (29,177)      (35,848)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             1,015,533       324,705       873,642       703,493     1,183,581
  Cost of investments sold                        1,054,524       284,403       824,776       556,072     1,075,160
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                         (38,991)       40,302        48,866       147,421       108,421
Distributions from capital gains                         --       146,663       230,085       449,862            --
Net change in unrealized appreciation or
depreciation of investments                         288,490      (149,818)     (241,727)     (565,627)      309,070
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      249,499        37,147        37,224        31,656       417,491
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $  231,183     $  29,359     $  60,263     $   2,479    $  381,643
====================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2007 ANNUAL REPORT  5

STATEMENTS OF OPERATIONS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
YEAR ENDED DEC. 31, 2007 (CONTINUED)               INC VA         CL IA         CL IB         CL IA         CL IB

INVESTMENT INCOME
Dividend income                                   $ 119,423     $124,581      $ 89,608     $    98,034   $   162,558
Variable account expenses                            21,878       33,285        24,271          85,263       156,777
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      97,545       91,296        65,337          12,771         5,781
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                               446,123      793,462       599,996       1,661,141     2,692,710
  Cost of investments sold                          508,067      865,229       633,229       1,554,240     2,477,996
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                         (61,944)     (71,767)      (33,233)        106,901       214,714
Distributions from capital gains                         --           --            --         937,931     1,867,937
Net change in unrealized appreciation or
depreciation of investments                         (50,342)      43,521        12,257      (1,430,230)   (2,867,705)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     (112,286)     (28,246)      (20,976)       (385,398)     (785,054)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ (14,741)    $ 63,050      $ 44,361     $  (372,627)  $  (779,273)
====================================================================================================================





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)                CL IA         CL IB         CL IA         CL IB          BAL

INVESTMENT INCOME
Dividend income                                   $ 94,987      $ 70,981      $  5,313     $       --    $  261,599
Variable account expenses                           15,880        12,280        44,951         30,956       129,703
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     79,107        58,701       (39,638)       (30,956)      131,896
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                              313,991       264,400       779,069        922,439     2,783,084
  Cost of investments sold                         395,245       306,063       775,255      1,385,019     2,869,296
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (81,254)      (41,663)        3,814       (462,580)      (86,212)
Distributions from capital gains                        --            --            --             --       203,991
Net change in unrealized appreciation or
depreciation of investments                         27,095        (2,217)      184,793        589,844      (201,145)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     (54,159)      (43,880)      188,607        127,264       (83,366)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ 24,948      $ 14,821      $148,969     $   96,308    $   48,530
====================================================================================================================





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   RVS VP        RVS VP        THDL VP       RVS VP        RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)              CASH MGMT     DIV BOND      INTL OPP      LG CAP EQ    MID CAP GRO

INVESTMENT INCOME
Dividend income                                  $ 1,987,425   $13,640,404   $   23,279    $ 1,270,915   $    4,569
Variable account expenses                            640,943     4,680,592       33,169      1,552,884      132,515
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    1,346,482     8,959,812       (9,890)      (281,969)    (127,946)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             25,139,126    58,158,675    1,064,329     18,649,770    1,852,906
  Cost of investments sold                        25,139,618    58,615,562      839,979     15,398,518    1,739,807
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                             (492)     (456,887)     224,350      3,251,252      113,099
Distributions from capital gains                          --            --           --        603,633       82,603
Net change in unrealized appreciation or
depreciation of investments                           (9,702)    1,683,272       27,709     (2,045,547)     898,079
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       (10,194)    1,226,385      252,059      1,809,338    1,093,781
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $ 1,336,288   $10,186,197   $  242,169    $ 1,527,369   $  965,835
====================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AIM VI        AIM VI         AC VP         AC VP
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,       JANUS ASPEN
YEAR ENDED DEC. 31, 2007                            SER I         SER I         CL I          CL I        BAL, INST

OPERATIONS
Investment income (loss) -- net                  $  (121,953)  $  (25,960)   $    7,692    $    4,885    $    59,726
Net realized gain (loss) on sales of
investments                                        1,083,953      284,154        72,958        84,308        477,124
Distributions from capital gains                          --           --            --       134,909             --
Net change in unrealized appreciation or
depreciation of investments                        1,365,197       51,078       (93,703)     (301,897)        31,074
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          2,327,197      309,272       (13,053)      (77,795)       567,924
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                           226,963        2,122           431           730         17,010
Net transfers(1)                                  (1,213,319)      49,167        43,420        28,356        (30,545)
Adjustments to net assets allocated to
contracts in payment period                           (6,747)          --            --            --             --
Contract terminations:
  Surrender benefits and contract charges         (5,988,060)    (680,093)     (363,578)     (499,775)    (2,575,539)
  Death benefits                                    (552,071)     (28,181)      (19,694)      (18,433)       (61,590)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (7,533,234)    (656,985)     (339,421)     (489,122)    (2,650,664)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   36,389,392    2,576,727     1,500,643     1,739,118      7,460,553
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $31,183,355   $2,229,014    $1,148,169    $1,172,201    $ 5,377,813
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            31,151,354    1,395,240       962,214       816,126      3,776,519
Contract purchase payments                           202,132        1,094           273           340          7,988
Net transfers(1)                                    (993,742)      25,547        25,664        11,770        (15,179)
Contract terminations:
  Surrender benefits and contract charges         (4,741,521)    (340,799)     (228,767)     (231,695)    (1,242,078)
  Death benefits                                    (467,203)     (14,227)      (12,375)       (8,513)       (29,658)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  25,151,020    1,066,855       747,009       588,028      2,497,592
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2007 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                 JANUS ASPEN                                                OPPEN
                                                 WORLD GRO,       OPCAP         OPCAP         OPCAP       CAP APPR
YEAR ENDED DEC. 31, 2007 (CONTINUED)                INST           EQ          MANAGED       SM CAP          VA

OPERATIONS
Investment income (loss) -- net                  $  (18,316)   $   (7,788)   $   23,039    $  (29,177)   $   (35,848)
Net realized gain (loss) on sales of
investments                                         (38,991)       40,302        48,866       147,421        108,421
Distributions from capital gains                         --       146,663       230,085       449,862             --
Net change in unrealized appreciation or
depreciation of investments                         288,490      (149,818)     (241,727)     (565,627)       309,070
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           231,183        29,359        60,263         2,479        381,643
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            1,122           846         2,229         1,230          7,407
Net transfers(1)                                    (54,021)      (27,828)     (146,301)      (15,369)       (12,357)
Adjustments to net assets allocated to
contracts in payment period                              --            --          (682)           --             --
Contract terminations:
  Surrender benefits and contract charges          (899,779)     (260,703)     (645,570)     (627,033)    (1,073,978)
  Death benefits                                    (25,802)      (21,066)      (30,968)      (30,776)       (24,566)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (978,480)     (308,751)     (821,292)     (671,948)    (1,103,494)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,903,352     1,096,033     3,589,456     2,385,103      3,440,779
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $2,156,055    $  816,641    $2,828,427    $1,715,634    $ 2,718,928
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,907,075       707,247     1,403,731     1,173,601      2,158,503
Contract purchase payments                              693           533           860           594          4,525
Net transfers(1)                                    (33,879)      (18,458)      (55,269)       (7,444)        (4,860)
Contract terminations:
  Surrender benefits and contract charges          (549,643)     (162,888)     (247,945)     (300,965)      (628,062)
  Death benefits                                    (15,895)      (13,222)      (11,870)      (14,571)       (14,650)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,308,351       513,212     1,089,507       851,215      1,515,456
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
YEAR ENDED DEC. 31, 2007 (CONTINUED)               INC VA         CL IA         CL IB         CL IA         CL IB

OPERATIONS
Investment income (loss) -- net                  $   97,545    $   91,296    $   65,337    $    12,771   $     5,781
Net realized gain (loss) on sales of
investments                                         (61,944)      (71,767)      (33,233)       106,901       214,714
Distributions from capital gains                         --            --            --        937,931     1,867,937
Net change in unrealized appreciation or
depreciation of investments                         (50,342)       43,521        12,257     (1,430,230)   (2,867,705)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           (14,741)       63,050        44,361       (372,627)     (779,273)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              690         1,416         3,079          7,516        68,770
Net transfers(1)                                     (3,708)      (16,143)      (19,554)       (44,770)     (299,350)
Adjustments to net assets allocated to
contracts in payment period                              --          (943)           --           (869)           --
Contract terminations:
  Surrender benefits and contract charges          (366,235)     (619,129)     (493,218)    (1,401,338)   (1,713,315)
  Death benefits                                    (35,145)      (33,180)      (45,258)       (53,211)     (104,160)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (404,398)     (667,979)     (554,951)    (1,492,672)   (2,048,055)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   1,770,394     2,704,338     1,979,668      6,888,693    13,138,694
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,351,255    $2,099,409    $1,469,078    $ 5,023,394   $10,311,366
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,307,032     1,458,641     1,381,942      2,471,167     9,523,221
Contract purchase payments                              505           757         2,152          2,675        52,722
Net transfers(1)                                     (3,243)       (8,871)      (13,869)       (16,259)     (206,656)
Contract terminations:
  Surrender benefits and contract charges          (266,519)     (331,506)     (340,318)      (498,596)   (1,180,859)
  Death benefits                                    (25,449)      (17,723)      (31,313)       (18,806)      (78,519)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,012,326     1,101,298       998,594      1,940,181     8,109,909
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2007 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)                CL IA         CL IB         CL IA         CL IB          BAL

OPERATIONS
Investment income (loss) -- net                  $   79,107     $  58,701    $  (39,638)   $  (30,956)   $   131,896
Net realized gain (loss) on sales of
investments                                         (81,254)      (41,663)        3,814      (462,580)       (86,212)
Distributions from capital gains                         --            --            --            --        203,991
Net change in unrealized appreciation or
depreciation of investments                          27,095        (2,217)      184,793       589,844       (201,145)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            24,948        14,821       148,969        96,308         48,530
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            1,015        10,081         6,077         3,177         11,796
Net transfers(1)                                      1,353         3,716       (17,460)     (128,332)       329,098
Adjustments to net assets allocated to
contracts in payment period                            (412)           --           (44)           --           (918)
Contract terminations:
  Surrender benefits and contract charges          (287,313)     (226,017)     (684,160)     (734,621)    (1,576,111)
  Death benefits                                    (11,791)      (22,135)      (10,699)      (29,707)      (169,967)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (297,148)     (234,355)     (706,286)     (889,483)    (1,406,102)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   1,246,848       970,035     3,458,103     2,619,579      9,671,704
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  974,648     $ 750,501    $2,900,786    $1,826,404    $ 8,314,132
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              650,741       677,059     1,594,997     1,945,780      6,380,567
Contract purchase payments                              516         6,979         2,687         2,328          9,079
Net transfers(1)                                        480         2,423        (8,063)      (93,105)       265,465
Contract terminations:
  Surrender benefits and contract charges          (146,692)     (154,638)     (305,418)     (529,482)      (811,066)
  Death benefits                                     (5,911)      (15,131)       (4,636)      (21,842)      (117,308)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    499,134       516,692     1,279,567     1,303,679      5,726,737
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   RVS VP        RVS VP        THDL VP       RVS VP        RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)              CASH MGMT     DIV BOND      INTL OPP      LG CAP EQ    MID CAP GRO

OPERATIONS
Investment income (loss) -- net                 $  1,346,482  $  8,959,812   $   (9,890)  $   (281,969)  $  (127,946)
Net realized gain (loss) on sales of
investments                                             (492)     (456,887)     224,350      3,251,252       113,099
Distributions from capital gains                          --            --           --        603,633        82,603
Net change in unrealized appreciation or
depreciation of investments                           (9,702)    1,683,272       27,709     (2,045,547)      898,079
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          1,336,288    10,186,197      242,169      1,527,369       965,835
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                         6,995,733   165,787,872        8,678      1,282,618        88,662
Net transfers(1)                                  19,134,093    13,069,413      (18,826)    (4,600,062)     (501,083)
Adjustments to net assets allocated to
contracts in payment period                           (4,665)         (961)        (573)        (7,194)         (384)
Contract terminations:
  Surrender benefits and contract charges        (12,034,619)  (13,463,038)    (932,456)    (8,266,505)   (1,030,324)
  Death benefits                                    (671,748)   (1,689,195)     (25,262)      (829,629)      (74,662)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    13,418,794   163,704,091     (968,439)   (12,420,772)   (1,517,791)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   34,058,635   190,299,541    2,439,403    102,344,546     8,457,237
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 48,813,717  $364,189,829   $1,713,133   $ 91,451,143   $ 7,905,281
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            31,639,072   168,698,363    1,421,586     95,899,899     6,311,003
Contract purchase payments                         6,729,047   148,940,893        5,426      1,258,394        62,183
Net transfers(1)                                  17,444,382    10,056,682      (11,120)    (4,060,192)     (355,116)
Contract terminations:
  Surrender benefits and contract charges        (10,748,175)  (11,401,798)    (523,714)    (7,204,880)     (685,005)
  Death benefits                                    (605,109)   (1,464,817)     (13,557)      (729,514)      (50,505)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  44,459,217   314,829,323      878,621     85,163,707     5,282,560
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AIM VI        AIM VI         AC VP         AC VP
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,       JANUS ASPEN
YEAR ENDED DEC. 31, 2006                            SER I         SER I         CL I          CL I        BAL, INST

OPERATIONS
Investment income (loss) -- net                  $  (156,387)  $  (11,988)   $    9,946    $    1,398    $    51,216
Net realized gain (loss) on sales of
investments                                           14,483      152,633        51,599        90,507        259,151
Distributions from capital gains                          --           --            --       168,703             --
Net change in unrealized appreciation or
depreciation of investments                        3,185,223      459,022       161,642        16,508        407,317
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          3,043,319      599,667       223,187       277,116        717,684
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            38,709        3,956           387           650          2,582
Net transfers(1)                                  32,802,049       62,141       (67,949)      (38,429)      (118,016)
Adjustments to net assets allocated to
contracts in payout period                            20,472           --            --            --             --
Contract terminations:
  Surrender benefits and contract charges         (3,245,881)    (642,569)     (503,102)     (468,271)    (2,356,227)
  Death benefits                                    (385,835)     (25,764)      (29,841)      (21,386)      (151,384)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    29,229,514     (602,236)     (600,505)     (527,436)    (2,623,045)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    4,116,559    2,579,296     1,877,961     1,989,438      9,365,914
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $36,389,392   $2,576,727    $1,500,643    $1,739,118    $ 7,460,553
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             3,274,099    1,765,949     1,390,189     1,092,325      5,177,076
Contract purchase payments                            32,551        2,439           275           341          1,386
Net transfers(1)                                  30,967,022       35,604       (49,537)      (22,430)       (64,307)
Contract terminations:
  Surrender benefits and contract charges         (2,782,821)    (393,029)     (357,434)     (243,265)    (1,256,105)
  Death benefits                                    (339,497)     (15,723)      (21,279)      (10,845)       (81,531)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  31,151,354    1,395,240       962,214       816,126      3,776,519
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                    JANUS                                                   OPPEN
                                                 ASPEN WORLD      OPCAP         OPCAP         OPCAP       CAP APPR
YEAR ENDED DEC. 31, 2006 (CONTINUED)              GRO, INST        EQ          MANAGED       SM CAP          VA

OPERATIONS
Investment income (loss) -- net                  $     8,008   $  (10,844)   $    21,002   $  (35,054)   $   (39,363)
Net realized gain (loss) on sales of
investments                                         (269,143)      30,929         23,983      176,721        (44,174)
Distributions from capital gains                          --       75,935        480,290      147,215             --
Net change in unrealized appreciation or
depreciation of investments                          716,323       52,184       (220,903)     204,762        309,834
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            455,188      148,204        304,372      493,644        226,297
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                             6,107          848          2,027        1,195          5,183
Net transfers(1)                                     (33,568)      18,596       (139,178)      37,000       (152,814)
Adjustments to net assets allocated to
contracts in payout period                                --           --           (665)           2             --
Contract terminations:
  Surrender benefits and contract charges           (939,889)    (343,379)    (1,054,734)    (666,325)    (1,051,374)
  Death benefits                                     (46,980)     (13,125)       (89,912)     (26,628)       (51,259)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (1,014,330)    (337,060)    (1,282,462)    (654,756)    (1,250,264)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    3,462,494    1,284,889      4,567,546    2,546,215      4,464,746
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 2,903,352   $1,096,033    $ 3,589,456   $2,385,103    $ 3,440,779
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             2,653,037      942,484      1,931,749    1,532,891      2,982,022
Contract purchase payments                             4,111          594            836          651          3,377
Net transfers(1)                                     (24,807)      13,525        (57,632)      15,647       (104,385)
Contract terminations:
  Surrender benefits and contract charges           (690,743)    (240,481)      (434,525)    (361,775)      (689,977)
  Death benefits                                     (34,523)      (8,875)       (36,697)     (13,813)       (32,534)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   1,907,075      707,247      1,403,731    1,173,601      2,158,503
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  13

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)               INC VA         CL IA         CL IB         CL IA         CL IB

OPERATIONS
Investment income (loss) -- net                  $  147,332    $   157,038   $  107,993    $   223,585   $    33,747
Net realized gain (loss) on sales of
investments                                        (146,059)      (144,866)     (57,622)       173,902       316,374
Distributions from capital gains                         --             --           --             --       313,391
Net change in unrealized appreciation or
depreciation of investments                         152,600        134,637       52,802        570,281     1,047,982
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           153,873        146,809      103,173        967,768     1,711,494
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              720          2,451          581          6,044       109,089
Net transfers(1)                                    (19,522)       (44,638)      22,808        (91,204)     (204,503)
Adjustments to net assets allocated to
contracts in payout period                                1           (945)          --           (829)            5
Contract terminations:
  Surrender benefits and contract charges          (811,152)    (1,156,876)    (771,640)    (2,020,547)   (1,498,383)
  Death benefits                                    (35,954)       (20,885)     (71,650)      (111,633)     (297,026)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (865,907)    (1,220,893)    (819,901)    (2,218,169)   (1,890,818)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,482,428      3,778,422    2,696,396      8,139,094    13,318,018
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,770,394    $ 2,704,338   $1,979,668    $ 6,888,693   $13,138,694
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,977,327      2,144,220    1,972,905      3,344,972    11,027,955
Contract purchase payments                              561          1,379          422          2,385        87,251
Net transfers(1)                                    (15,414)       (25,553)      16,569        (35,328)     (217,430)
Contract terminations:
  Surrender benefits and contract charges          (628,090)      (649,859)    (556,502)      (796,939)   (1,130,171)
  Death benefits                                    (27,352)       (11,546)     (51,452)       (43,923)     (244,384)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,307,032      1,458,641    1,381,942      2,471,167     9,523,221
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                CL IA         CL IB         CL IA         CL IB          BAL

OPERATIONS
Investment income (loss) -- net                  $   93,735    $   75,197    $   (47,654)  $  (38,971)   $   104,470
Net realized gain (loss) on sales of
investments                                        (132,779)      (78,859)      (107,043)    (621,794)      (173,153)
Distributions from capital gains                         --            --             --           --        537,680
Net change in unrealized appreciation or
depreciation of investments                         154,118        97,619        428,328      751,003        694,078
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           115,074        93,957        273,631       90,238      1,163,075
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            1,394           265          5,530        3,230         70,438
Net transfers(1)                                    (16,790)        5,008        (92,924)    (131,671)       699,089
Adjustments to net assets allocated to
contracts in payout period                             (402)           --            (43)          --           (875)
Contract terminations:
  Surrender benefits and contract charges          (364,662)     (379,040)    (1,136,252)    (710,062)    (2,097,627)
  Death benefits                                    (16,660)      (30,052)       (11,520)     (74,677)      (305,145)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (397,120)     (403,819)    (1,235,209)    (913,180)    (1,634,120)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   1,528,894     1,279,897      4,419,681    3,442,521     10,142,749
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,246,848    $  970,035    $ 3,458,103   $2,619,579    $ 9,671,704
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              870,415       973,590      2,187,246    2,658,352      7,089,273
Contract purchase payments                              774           199          2,653        2,523         65,326
Net transfers(1)                                     (9,463)        3,794        (44,678)    (106,363)       622,575
Contract terminations:
  Surrender benefits and contract charges          (201,882)     (278,506)      (544,679)    (549,178)    (1,157,798)
  Death benefits                                     (9,103)      (22,018)        (5,545)     (59,554)      (238,809)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    650,741       677,059      1,594,997    1,945,780      6,380,567
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   RVS VP        RVS VP        THDL VP       RVS VP        RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)              CASH MGMT     DIV BOND      INTL OPP      LG CAP EQ    MID CAP GRO

OPERATIONS
Investment income (loss) -- net                  $   915,985  $  2,308,571   $   11,627   $   (430,480)  $ (113,612)
Net realized gain (loss) on sales of
investments                                                6      (100,072)     (37,620)     2,228,958       19,755
Distributions from capital gains                          --            --           --             --      513,518
Net change in unrealized appreciation or
depreciation of investments                               22     1,473,958      522,540     10,543,042     (672,540)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            916,013     3,682,457      496,547     12,341,520     (252,879)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                         5,982,332   114,432,866       77,092      2,079,366      160,544
Net transfers(1)                                   8,607,789    39,380,678      (31,384)     9,992,953    3,280,965
Adjustments to net assets allocated to
contracts in payout period                            (4,747)         (972)        (512)        13,688        2,345
Contract terminations:
  Surrender benefits and contract charges         (9,329,749)   (4,620,052)    (466,101)    (7,021,816)    (887,505)
  Death benefits                                  (1,027,071)     (698,403)     (14,377)      (600,852)     (48,178)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     4,228,554   148,494,117     (435,282)     4,463,339    2,508,171
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   28,914,068    38,122,967    2,378,138     85,539,687    6,201,945
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $34,058,635  $190,299,541   $2,439,403   $102,344,546   $8,457,237
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            26,656,964    30,043,060    1,685,554     90,003,612    4,660,106
Contract purchase payments                         5,938,475   106,691,436       56,663      2,137,664      121,025
Net transfers(1)                                   8,207,387    36,018,153      (23,345)    10,963,477    2,223,064
Contract terminations:
  Surrender benefits and contract charges         (8,205,310)   (3,542,043)    (288,422)    (6,621,172)    (657,373)
  Death benefits                                    (958,444)     (512,243)      (8,864)      (583,682)     (35,819)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  31,639,072   168,698,363    1,421,586     95,899,899    6,311,003
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law and the subaccounts are registered together as a single unit investment trust of RiverSource Life Insurance Company (RiverSource Life) under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity contracts issued by RiverSource Life.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                      FUND
-------------------------------------------------------------------------------------------------
AIM VI Core Eq, Ser I           AIM V.I. Core Equity Fund, Series I Shares
AIM VI Intl Gro, Ser I          AIM V.I. International Growth Fund, Series I Shares
AC VP Inc & Gro, Cl I           American Century VP Income & Growth, Class I
AC VP Val, Cl I                 American Century VP Value, Class I
Janus Aspen Bal, Inst           Janus Aspen Series Balanced Portfolio: Institutional Shares
                                Janus Aspen Series Worldwide Growth Portfolio: Institutional
Janus Aspen World Gro, Inst     Shares
OpCap Eq                        OpCap Equity Portfolio
OpCap Managed                   OpCap Managed Portfolio
OpCap Sm Cap                    OpCap Small Cap Portfolio
Oppen Cap Appr VA               Oppenheimer Capital Appreciation Fund/VA
Oppen Hi Inc VA                 Oppenheimer High Income Fund/VA
Put VT Div Inc, Cl IA           Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB           Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA         Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB         Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hi Yield, Cl IA          Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB          Putnam VT High Yield Fund - Class IB Shares
Put VT New Opp, Cl IA           Putnam VT New Opportunities Fund - Class IA Shares
Put VT Voyager, Cl IB           Putnam VT Voyager Fund - Class IB Shares
RVS VP Bal                      RVST RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                RVST RiverSource(R) Variable Portfolio - Cash Management Fund
RVS VP Div Bond                 RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund
                                RVST Threadneedle(R) Variable Portfolio - International
THDL VP Intl Opp                Opportunity Fund
                                 (previously RiverSource(R) Variable Portfolio - International
                                Opportunity Fund)
RVS VP Lg Cap Eq                RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RVS VP Mid Cap Gro              RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------



The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable

--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  17
annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $30 per year. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
RiverSource Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by RiverSource Life for withdrawals are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by RiverSource Life.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the following RiverSource Variable Series Trust (RVST) (previously RiverSource(R) Variable Portfolio Funds) funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                       PERCENTAGE RANGE
-------------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio  -  Balanced Fund                   0.530% to 0.350%
RVST RiverSource(R) Variable Portfolio  -  Cash Management Fund            0.330% to 0.150%
RVST RiverSource(R) Variable Portfolio  -  Diversified Bond Fund           0.480% to 0.290%
RVST Threadneedle(R) Variable Portfolio  -  International Opportunity
Fund                                                                       0.800% to 0.570%
RVST RiverSource(R) Variable Portfolio  -  Large Cap Equity Fund           0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio  -  Mid Cap Growth Fund             0.700% to 0.475%
-------------------------------------------------------------------------------------------------



For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less

--------------------------------------------------------------------------------
18  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT
than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RVST RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:

RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

The following RVST funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                       PERCENTAGE RANGE
-------------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                     0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund              0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund             0.070% to 0.040%
RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund   0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund             0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               0.060% to 0.030%
-------------------------------------------------------------------------------------------------



The RVST funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2007 were as follows:

SUBACCOUNT                                FUND                                                        PURCHASES
----------------------------------------------------------------------------------------------------------------------
AIM VI Core Eq, Ser I                     AIM V.I. Core Equity Fund, Series I Shares                $    881,176
AIM VI Intl Gro, Ser I                    AIM V.I. International Growth Fund, Series I Shares            170,163
AC VP Inc & Gro, Cl I                     American Century VP Income & Growth, Class I                    78,088
AC VP Val, Cl I                           American Century VP Value, Class I                             210,458
                                          Janus Aspen Series Balanced Portfolio:
Janus Aspen Bal, Inst                     Institutional Shares                                           183,477
                                          Janus Aspen Series Worldwide Growth Portfolio:
Janus Aspen World Gro, Inst               Institutional Shares                                            18,738
OpCap Eq                                  OpCap Equity Portfolio                                         154,829
OpCap Managed                             OpCap Managed Portfolio                                        305,474
OpCap Sm Cap                              OpCap Small Cap Portfolio                                      452,231
Oppen Cap Appr VA                         Oppenheimer Capital Appreciation Fund/VA                        44,238
Oppen Hi Inc VA                           Oppenheimer High Income Fund/VA                                139,270
Put VT Div Inc, Cl IA                     Putnam VT Diversified Income Fund - Class IA Shares            216,779
Put VT Div Inc, Cl IB                     Putnam VT Diversified Income Fund - Class IB Shares            110,382
Put VT Gro & Inc, Cl IA                   Putnam VT Growth and Income Fund - Class IA Shares           1,119,171
Put VT Gro & Inc, Cl IB                   Putnam VT Growth and Income Fund - Class IB Shares           2,518,372
Put VT Hi Yield, Cl IA                    Putnam VT High Yield Fund - Class IA Shares                     95,950
Put VT Hi Yield, Cl IB                    Putnam VT High Yield Fund - Class IB Shares                     88,746
Put VT New Opp, Cl IA                     Putnam VT New Opportunities Fund - Class IA Shares              33,144
Put VT Voyager, Cl IB                     Putnam VT Voyager Fund - Class IB Shares                         2,000
                                          RVST RiverSource(R) Variable Portfolio - Balanced
RVS VP Bal                                Fund                                                         1,684,429
                                          RVST RiverSource(R) Variable Portfolio - Cash
RVS VP Cash Mgmt                          Management Fund                                             39,862,644
                                          RVST RiverSource(R) Variable
RVS VP Div Bond                           Portfolio - Diversified Bond Fund                          232,308,107
                                          RVST Threadneedle(R) Variable
THDL VP Intl Opp                          Portfolio - International Opportunity Fund                      86,878
                                          RVST RiverSource(R) Variable Portfolio - Large Cap
RVS VP Lg Cap Eq                          Equity Fund                                                  6,273,251
                                          RVST RiverSource(R) Variable Portfolio - Mid Cap
RVS VP Mid Cap Gro                        Growth Fund                                                    278,738
----------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  19

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2007:

                                                   AIM VI        AIM VI         AC VP
                                                  CORE EQ,      INTL GRO,       INC &         AC VP      JANUS ASPEN
PRICE LEVEL                                         SER I         SER I       GRO, CL I     VAL, CL I     BAL, INST
                                                --------------------------------------------------------------------
1.00%                                               $1.16         $  --         $  --         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                1.16            --            --            --            --
1.15%                                                1.16            --            --            --            --
1.20%                                                1.16            --            --            --            --
1.25%                                                1.16            --            --            --            --
1.30%                                                  --            --            --            --            --
1.35%                                                1.15            --            --            --            --
1.40%                                                1.54          2.09          1.54          1.99          2.15
1.45%                                                1.15            --            --            --            --
1.50%                                                1.15            --            --            --            --
1.55%                                                  --            --            --            --            --
1.60%                                                1.15            --            --            --            --
1.65%                                                1.15            --            --            --            --
1.70%                                                1.15            --            --            --            --
1.75%                                                  --            --            --            --            --
1.80%                                                1.15            --            --            --            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





                                                 JANUS ASPEN
                                                 WORLD GRO,       OPCAP         OPCAP         OPCAP       OPPEN CAP
PRICE LEVEL                                         INST           EQ          MANAGED       SM CAP        APPR VA
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                  --            --            --            --            --
1.15%                                                  --            --            --            --            --
1.20%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.30%                                                  --            --            --            --            --
1.35%                                                  --            --            --            --            --
1.40%                                                1.64          1.59          2.59          2.02          1.79
1.45%                                                  --            --            --            --            --
1.50%                                                  --            --            --            --            --
1.55%                                                  --            --            --            --            --
1.60%                                                  --            --            --            --            --
1.65%                                                  --            --            --            --            --
1.70%                                                  --            --            --            --            --
1.75%                                                  --            --            --            --            --
1.80%                                                  --            --            --            --            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
20  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,      GRO &INC,     GRO &INC,
PRICE LEVEL                                        INC VA         CL IA         CL IB         CL IA         CL IB
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $  --         $1.22
1.05%                                                  --            --            --            --            --
1.10%                                                  --            --            --            --          1.22
1.15%                                                  --            --            --            --          1.17
1.20%                                                  --            --            --            --          1.30
1.25%                                                  --            --            --            --          1.16
1.30%                                                  --            --            --            --          1.56
1.35%                                                  --            --            --            --          1.19
1.40%                                                1.33          1.90          1.47          2.59          1.40
1.45%                                                  --            --            --            --          1.29
1.50%                                                  --            --            --            --          1.23
1.55%                                                  --            --            --            --          1.54
1.60%                                                  --            --            --            --          1.19
1.65%                                                  --            --            --            --          1.54
1.70%                                                  --            --            --            --          1.21
1.75%                                                  --            --            --            --          1.27
1.80%                                                  --            --            --            --          1.18
1.85%                                                  --            --            --            --          1.52
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
PRICE LEVEL                                         CL IA         CL IB         CL IA         CL IB          BAL
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $  --         $1.13
1.05%                                                  --            --            --            --            --
1.10%                                                  --            --            --            --          1.13
1.15%                                                  --            --            --            --          1.19
1.20%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --          1.18
1.30%                                                  --            --            --            --            --
1.35%                                                  --            --            --            --          1.10
1.40%                                                1.95          1.45          2.27          1.40          2.24
1.45%                                                  --            --            --            --            --
1.50%                                                  --            --            --            --          1.05
1.55%                                                  --            --            --            --            --
1.60%                                                  --            --            --            --          1.09
1.65%                                                  --            --            --            --            --
1.70%                                                  --            --            --            --          1.20
1.75%                                                  --            --            --            --            --
1.80%                                                  --            --            --            --          1.18
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  21

                                                   RVS VP        RVS VP        THDL VP      RVS VP LG      RVS VP
PRICE LEVEL                                       CASH MGMT     DIV BOND      INTL OPP       CAP EQ      MID CAP GRO
                                                --------------------------------------------------------------------
1.00%                                               $1.15         $1.21         $  --         $1.10         $1.62
1.05%                                                1.06          1.09          1.19          1.10          1.08
1.10%                                                1.09          1.21            --          1.10          1.61
1.15%                                                1.16          1.35          1.76          1.29          1.30
1.20%                                                1.08          1.13          1.19          0.84          1.33
1.25%                                                1.15          1.34          1.18          0.84          1.60
1.30%                                                1.07          1.15          1.75          1.28          1.64
1.35%                                                1.12          1.19          1.75          1.28          1.59
1.40%                                                1.34          1.75          1.96          1.89          1.59
1.45%                                                1.07          1.12          1.74          0.82          1.32
1.50%                                                1.10          1.29          1.74          0.82          1.58
1.55%                                                1.05          1.13          1.74          1.27          1.62
1.60%                                                1.10          1.28          1.18          0.83          1.57
1.65%                                                1.05          1.13          1.73          0.81          1.61
1.70%                                                1.03          1.14          1.73          0.81          1.56
1.75%                                                1.05          1.11          1.72          1.26          1.30
1.80%                                                1.03          1.10          1.72          1.62          1.55
1.85%                                                1.04          1.11          1.72          1.25          1.59
1.90%                                                1.05          1.09          1.71          1.25          1.26
1.95%                                                1.05          1.09          1.71          1.25          1.26
2.00%                                                1.05          1.09          1.71          1.25          1.26
2.05%                                                1.05          1.09          1.70          1.24          1.25
2.10%                                                1.05          1.08          1.70          1.24          1.25
2.15%                                                1.04          1.08          1.70          1.24          1.25
2.20%                                                1.04          1.08          1.70          1.24          1.25
--------------------------------------------------------------------------------------------------------------------



The following is a summary of units outstanding at Dec. 31, 2007:

                                                   AIM VI        AIM VI         AC VP         AC VP
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,       JANUS ASPEN
PRICE LEVEL                                         SER I         SER I         CL I          CL I        BAL, INST
                                                --------------------------------------------------------------------
1.00%                                               147,515            --           --            --             --
1.05%                                                    --            --           --            --             --
1.10%                                             1,509,726            --           --            --             --
1.15%                                               220,150            --           --            --             --
1.20%                                             1,975,291            --           --            --             --
1.25%                                             4,899,792            --           --            --             --
1.30%                                                    --            --           --            --             --
1.35%                                             2,651,916            --           --            --             --
1.40%                                             5,534,531     1,066,855      747,009       588,028      2,497,592
1.45%                                             2,482,599            --           --            --             --
1.50%                                             2,547,690            --           --            --             --
1.55%                                                    --            --           --            --             --
1.60%                                             2,491,380            --           --            --             --
1.65%                                               254,414            --           --            --             --
1.70%                                               423,735            --           --            --             --
1.75%                                                    --            --           --            --             --
1.80%                                                12,281            --           --            --             --
1.85%                                                    --            --           --            --             --
1.90%                                                    --            --           --            --             --
1.95%                                                    --            --           --            --             --
2.00%                                                    --            --           --            --             --
2.05%                                                    --            --           --            --             --
2.10%                                                    --            --           --            --             --
2.15%                                                    --            --           --            --             --
2.20%                                                    --            --           --            --             --
--------------------------------------------------------------------------------------------------------------------
Total                                            25,151,020     1,066,855      747,009       588,028      2,497,592
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
22  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

                                                 JANUS ASPEN
                                                    WORLD         OPCAP         OPCAP         OPCAP       OPPEN CAP
PRICE LEVEL                                       GRO, INST        EQ          MANAGED       SM CAP        APPR VA
                                                --------------------------------------------------------------------
1.00%                                                    --           --             --           --             --
1.05%                                                    --           --             --           --             --
1.10%                                                    --           --             --           --             --
1.15%                                                    --           --             --           --             --
1.20%                                                    --           --             --           --             --
1.25%                                                    --           --             --           --             --
1.30%                                                    --           --             --           --             --
1.35%                                                    --           --             --           --             --
1.40%                                             1,308,351      513,212      1,089,507      851,215      1,515,456
1.45%                                                    --           --             --           --             --
1.50%                                                    --           --             --           --             --
1.55%                                                    --           --             --           --             --
1.60%                                                    --           --             --           --             --
1.65%                                                    --           --             --           --             --
1.70%                                                    --           --             --           --             --
1.75%                                                    --           --             --           --             --
1.80%                                                    --           --             --           --             --
1.85%                                                    --           --             --           --             --
1.90%                                                    --           --             --           --             --
1.95%                                                    --           --             --           --             --
2.00%                                                    --           --             --           --             --
2.05%                                                    --           --             --           --             --
2.10%                                                    --           --             --           --             --
2.15%                                                    --           --             --           --             --
2.20%                                                    --           --             --           --             --
--------------------------------------------------------------------------------------------------------------------
Total                                             1,308,351      513,212      1,089,507      851,215      1,515,456
--------------------------------------------------------------------------------------------------------------------





                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
PRICE LEVEL                                        INC VA         CL IA         CL IB         CL IA         CL IB
                                                --------------------------------------------------------------------
1.00%                                                    --            --           --             --       375,826
1.05%                                                    --            --           --             --            --
1.10%                                                    --            --           --             --     1,994,432
1.15%                                                    --            --           --             --       220,892
1.20%                                                    --            --           --             --        33,533
1.25%                                                    --            --           --             --     1,305,253
1.30%                                                    --            --           --             --        77,245
1.35%                                                    --            --           --             --     1,193,812
1.40%                                             1,012,326     1,101,298      998,594      1,940,181     2,564,674
1.45%                                                    --            --           --             --        34,203
1.50%                                                    --            --           --             --        95,480
1.55%                                                    --            --           --             --        84,802
1.60%                                                    --            --           --             --        31,825
1.65%                                                    --            --           --             --        40,165
1.70%                                                    --            --           --             --        33,102
1.75%                                                    --            --           --             --        17,343
1.80%                                                    --            --           --             --            --
1.85%                                                    --            --           --             --         7,322
1.90%                                                    --            --           --             --            --
1.95%                                                    --            --           --             --            --
2.00%                                                    --            --           --             --            --
2.05%                                                    --            --           --             --            --
2.10%                                                    --            --           --             --            --
2.15%                                                    --            --           --             --            --
2.20%                                                    --            --           --             --            --
--------------------------------------------------------------------------------------------------------------------
Total                                             1,012,326     1,101,298      998,594      1,940,181     8,109,909
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  23

                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
PRICE LEVEL                                         CL IA         CL IB         CL IA         CL IB          BAL
                                                --------------------------------------------------------------------
1.00%                                                   --            --             --            --       224,683
1.05%                                                   --            --             --            --            --
1.10%                                                   --            --             --            --       381,936
1.15%                                                   --            --             --            --        84,900
1.20%                                                   --            --             --            --            --
1.25%                                                   --            --             --            --       291,875
1.30%                                                   --            --             --            --            --
1.35%                                                   --            --             --            --       542,203
1.40%                                              499,134       516,692      1,279,567     1,303,679     1,755,807
1.45%                                                   --            --             --            --            --
1.50%                                                   --            --             --            --       764,025
1.55%                                                   --            --             --            --            --
1.60%                                                   --            --             --            --     1,631,133
1.65%                                                   --            --             --            --            --
1.70%                                                   --            --             --            --        50,175
1.75%                                                   --            --             --            --            --
1.80%                                                   --            --             --            --            --
1.85%                                                   --            --             --            --            --
1.90%                                                   --            --             --            --            --
1.95%                                                   --            --             --            --            --
2.00%                                                   --            --             --            --            --
2.05%                                                   --            --             --            --            --
2.10%                                                   --            --             --            --            --
2.15%                                                   --            --             --            --            --
2.20%                                                   --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                              499,134       516,692      1,279,567     1,303,679     5,726,737
--------------------------------------------------------------------------------------------------------------------





                                                   RVS VP        RVS VP        THDL VP       RVS VP        RVS VP
PRICE LEVEL                                       CASH MGMT     DIV BOND      INTL OPP      LG CAP EQ    MID CAP GRO
                                                --------------------------------------------------------------------
1.00%                                             1,134,725      1,355,234          --        353,985           540
1.05%                                               321,344     19,797,703          --             --            --
1.10%                                             3,737,712      3,407,498          --      2,383,061        40,299
1.15%                                               333,506      2,204,021          --      2,441,391       199,098
1.20%                                               792,436     15,891,586          --      2,063,668         5,680
1.25%                                             1,073,227      7,765,030       5,359      4,303,215         1,857
1.30%                                             1,172,269      3,049,719          --      2,415,914       129,737
1.35%                                             4,642,026     11,071,076          --      5,807,580       314,399
1.40%                                             3,976,247     12,247,775     832,043      4,870,518     1,722,067
1.45%                                               513,131     14,000,920       4,248      4,540,134        31,717
1.50%                                             2,288,026     11,857,620          --      8,998,596       239,448
1.55%                                             4,213,381      5,831,791          --      2,206,608       141,267
1.60%                                             3,510,696      3,973,094          --      4,174,945       277,353
1.65%                                             1,885,318      8,939,646       7,275      3,973,583        90,254
1.70%                                             5,475,982     67,958,794      19,866     14,408,557       596,734
1.75%                                             2,212,759     33,076,847       1,193      3,351,362        77,467
1.80%                                               471,653      1,964,744          --        646,629       124,011
1.85%                                               137,068      3,241,221          --      1,102,616       135,567
1.90%                                             3,584,131     49,906,174       1,625     10,759,273       905,716
1.95%                                               925,543     21,398,612       5,351      2,897,450            --
2.00%                                               179,175        845,244          --        273,398        42,081
2.05%                                               184,456      2,874,913          --        563,106        69,766
2.10%                                               883,494      7,790,911          --      1,699,089       136,657
2.15%                                               810,912      4,312,882       1,661        926,628           370
2.20%                                                    --         66,268          --          2,401           475
--------------------------------------------------------------------------------------------------------------------
Total                                            44,459,217    314,829,323     878,621     85,163,707     5,282,560
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
24  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2007:

                                                   AIM VI        AIM VI         AC VP         AC VP
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,       JANUS ASPEN
PRICE LEVEL                                         SER I         SER I         CL I          CL I        BAL, INST
                                                --------------------------------------------------------------------
1.00%                                            $   171,205   $       --    $       --    $       --    $       --
1.05%                                                     --           --            --            --            --
1.10%                                              1,749,214           --            --            --            --
1.15%                                                254,856           --            --            --            --
1.20%                                              2,284,807           --            --            --            --
1.25%                                              5,679,515           --            --            --            --
1.30%                                                     --           --            --            --            --
1.35%                                              3,059,731           --            --            --            --
1.40%                                              8,537,325    2,229,014     1,148,169     1,172,201     5,377,813
1.45%                                              2,859,622           --            --            --            --
1.50%                                              2,932,141           --            --            --            --
1.55%                                                     --           --            --            --            --
1.60%                                              2,862,488           --            --            --            --
1.65%                                                292,067           --            --            --            --
1.70%                                                486,320           --            --            --            --
1.75%                                                     --           --            --            --            --
1.80%                                                 14,064           --            --            --            --
1.85%                                                     --           --            --            --            --
1.90%                                                     --           --            --            --            --
1.95%                                                     --           --            --            --            --
2.00%                                                     --           --            --            --            --
2.05%                                                     --           --            --            --            --
2.10%                                                     --           --            --            --            --
2.15%                                                     --           --            --            --            --
2.20%                                                     --           --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                            $31,183,355   $2,229,014    $1,148,169    $1,172,201    $5,377,813
--------------------------------------------------------------------------------------------------------------------





                                                 JANUS ASPEN
                                                    WORLD         OPCAP         OPCAP         OPCAP       OPPEN CAP
PRICE LEVEL                                       GRO, INST        EQ          MANAGED       SM CAP        APPR VA
                                                --------------------------------------------------------------------
1.00%                                            $       --     $     --     $       --    $       --    $       --
1.05%                                                    --           --             --            --            --
1.10%                                                    --           --             --            --            --
1.15%                                                    --           --             --            --            --
1.20%                                                    --           --             --            --            --
1.25%                                                    --           --             --            --            --
1.30%                                                    --           --             --            --            --
1.35%                                                    --           --             --            --            --
1.40%                                             2,156,055      816,641      2,828,427     1,715,634     2,718,928
1.45%                                                    --           --             --            --            --
1.50%                                                    --           --             --            --            --
1.55%                                                    --           --             --            --            --
1.60%                                                    --           --             --            --            --
1.65%                                                    --           --             --            --            --
1.70%                                                    --           --             --            --            --
1.75%                                                    --           --             --            --            --
1.80%                                                    --           --             --            --            --
1.85%                                                    --           --             --            --            --
1.90%                                                    --           --             --            --            --
1.95%                                                    --           --             --            --            --
2.00%                                                    --           --             --            --            --
2.05%                                                    --           --             --            --            --
2.10%                                                    --           --             --            --            --
2.15%                                                    --           --             --            --            --
2.20%                                                    --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                            $2,156,055     $816,641     $2,828,427    $1,715,634    $2,718,928
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  25

                                                                 PUT VT        PUT VT        PUT VT        PUT VT
                                                  OPPEN HI      DIV INC,      DIV INC,     GRO & INC,    GRO & INC,
PRICE LEVEL                                        INC VA         CL IA         CL IB         CL IA         CL IB
                                                --------------------------------------------------------------------
1.00%                                            $       --    $       --    $       --    $       --    $   460,341
1.05%                                                    --            --            --            --             --
1.10%                                                    --            --            --            --      2,424,415
1.15%                                                    --            --            --            --        258,885
1.20%                                                    --            --            --            --         43,584
1.25%                                                    --            --            --            --      1,517,448
1.30%                                                    --            --            --            --        120,704
1.35%                                                    --            --            --            --      1,423,860
1.40%                                             1,351,255     2,099,409     1,469,078     5,023,394      3,597,069
1.45%                                                    --            --            --            --         43,996
1.50%                                                    --            --            --            --        117,084
1.55%                                                    --            --            --            --        130,895
1.60%                                                    --            --            --            --         38,001
1.65%                                                    --            --            --            --         61,691
1.70%                                                    --            --            --            --         40,115
1.75%                                                    --            --            --            --         22,033
1.80%                                                    --            --            --            --            110
1.85%                                                    --            --            --            --         11,135
1.90%                                                    --            --            --            --             --
1.95%                                                    --            --            --            --             --
2.00%                                                    --            --            --            --             --
2.05%                                                    --            --            --            --             --
2.10%                                                    --            --            --            --             --
2.15%                                                    --            --            --            --             --
2.20%                                                    --            --            --            --             --
--------------------------------------------------------------------------------------------------------------------
Total                                            $1,351,255    $2,099,409    $1,469,078    $5,023,394    $10,311,366
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        PUT VT
                                                  HI YIELD,     HI YIELD,     NEW OPP,      VOYAGER,       RVS VP
PRICE LEVEL                                         CL IA         CL IB         CL IA         CL IB          BAL
                                                --------------------------------------------------------------------
1.00%                                             $     --      $     --     $       --    $       --    $  254,866
1.05%                                                   --            --             --            --            --
1.10%                                                   --            --             --            --       430,802
1.15%                                                   --            --             --            --       100,980
1.20%                                                   --            --             --            --            --
1.25%                                                   --            --             --            --       344,301
1.30%                                                   --            --             --            --            --
1.35%                                                   --            --             --            --       598,924
1.40%                                              974,648       750,501      2,900,786     1,826,404     3,947,395
1.45%                                                   --            --             --            --            --
1.50%                                                   --            --             --            --       801,199
1.55%                                                   --            --             --            --            --
1.60%                                                   --            --             --            --     1,775,236
1.65%                                                   --            --             --            --            --
1.70%                                                   --            --             --            --        60,353
1.75%                                                   --            --             --            --            --
1.80%                                                   --            --             --            --            76
1.85%                                                   --            --             --            --            --
1.90%                                                   --            --             --            --            --
1.95%                                                   --            --             --            --            --
2.00%                                                   --            --             --            --            --
2.05%                                                   --            --             --            --            --
2.10%                                                   --            --             --            --            --
2.15%                                                   --            --             --            --            --
2.20%                                                   --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                             $974,648      $750,501     $2,900,786    $1,826,404    $8,314,132
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
26  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

                                                   RVS VP        RVS VP        THDL VP       RVS VP        RVS VP
PRICE LEVEL                                       CASH MGMT     DIV BOND      INTL OPP      LG CAP EQ    MID CAP GRO
                                                --------------------------------------------------------------------
1.00%                                            $ 1,299,914  $  1,643,458   $       --    $   391,074   $      876
1.05%                                                341,259    21,489,256           90            111           82
1.10%                                              4,070,283     4,109,361           --      2,628,005       64,984
1.15%                                                386,072     2,969,787           90      3,138,224      257,829
1.20%                                                854,228    17,972,436           89      1,734,082        7,552
1.25%                                              1,234,513    10,380,144        6,347      3,610,625        3,001
1.30%                                              1,249,358     3,493,217           --      3,088,681      212,388
1.35%                                              5,180,615    13,166,759           89      7,410,786      500,250
1.40%                                              5,326,295    21,389,323    1,634,281      9,202,873    2,734,880
1.45%                                                547,363    15,670,496        7,402      3,741,112       41,728
1.50%                                              2,567,259    15,327,094           88      7,385,967      377,961
1.55%                                              4,437,359     6,597,588           88      2,795,111      228,433
1.60%                                              3,853,090     5,102,072           88      3,481,975      435,460
1.65%                                              1,975,488    10,063,718       12,584      3,223,486      145,229
1.70%                                              5,626,050    77,377,467       34,306     11,601,912      931,921
1.75%                                              2,331,595    36,561,513        2,141      4,214,176      100,657
1.80%                                                483,395     2,166,586           87      1,048,395      192,638
1.85%                                                142,177     3,597,085           87      1,381,417      215,999
1.90%                                              3,779,010    54,535,206        2,873     13,454,930    1,141,034
1.95%                                                973,974    23,339,785        9,154      3,616,720           65
2.00%                                                188,187       920,329           86        340,670       52,819
2.05%                                                193,387     3,124,177           86        700,317       87,408
2.10%                                                924,711     8,451,054           86      2,109,241      170,904
2.15%                                                847,093     4,670,298        2,906      1,148,282          527
2.20%                                                  1,042        71,620           85          2,971          656
--------------------------------------------------------------------------------------------------------------------
Total                                            $48,813,717  $364,189,829   $1,713,133    $91,451,143   $7,905,281
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  27

9.  FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2007 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
AIM VI CORE EQ, SER I
2007        25,151  $1.16  to  $1.15   $31,183         1.02%    1.00%   to  1.80%    7.04%     to   6.18%
2006        31,151  $1.08  to  $1.08   $36,389         0.77%    1.00%   to  1.80%    8.43%(8)  to   7.85%(8)
2005         3,274  $1.26  to  $1.26    $4,117         1.38%    1.40%   to  1.40%    3.85%     to   3.85%
2004         4,188  $1.21  to  $1.21    $5,070         0.93%    1.40%   to  1.40%    7.45%     to   7.45%
2003         4,903  $1.13  to  $1.13    $5,524         1.00%    1.40%   to  1.40%   22.83%     to  22.83%
---------------------------------------------------------------------------------------------------------------
AIM VI INTL GRO, SER I
2007         1,067  $2.09  to  $2.09    $2,229         0.37%    1.40%   to  1.40%   13.12%     to  13.12%
2006         1,395  $1.85  to  $1.85    $2,577         0.96%    1.40%   to  1.40%   26.46%     to  26.46%
2005         1,766  $1.46  to  $1.46    $2,579         0.63%    1.40%   to  1.40%   16.29%     to  16.29%
2004         2,223  $1.26  to  $1.26    $2,791         0.61%    1.40%   to  1.40%   22.28%     to  22.28%
2003         2,748  $1.03  to  $1.03    $2,823         0.56%    1.40%   to  1.40%   27.16%     to  27.16%
---------------------------------------------------------------------------------------------------------------
AC VP INC & GRO, CL I
2007           747  $1.54  to  $1.54    $1,148         1.97%    1.40%   to  1.40%   (1.46%)    to  (1.46%)
2006           962  $1.56  to  $1.56    $1,501         2.03%    1.40%   to  1.40%   15.47%     to  15.47%
2005         1,390  $1.35  to  $1.35    $1,878         1.96%    1.40%   to  1.40%    3.18%     to   3.18%
2004         1,530  $1.31  to  $1.31    $2,004         1.46%    1.40%   to  1.40%   11.42%     to  11.42%
2003         1,720  $1.18  to  $1.18    $2,021         1.34%    1.40%   to  1.40%   28.26%     to  28.26%
---------------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
2007           588  $1.99  to  $1.99    $1,172         1.72%    1.40%   to  1.40%   (6.46%)    to  (6.46%)
2006           816  $2.13  to  $2.13    $1,739         1.49%    1.40%   to  1.40%   17.01%     to  17.01%
2005         1,092  $1.82  to  $1.82    $1,989         0.87%    1.40%   to  1.40%    3.58%     to   3.58%
2004         1,163  $1.76  to  $1.76    $2,044         1.03%    1.40%   to  1.40%   12.74%     to  12.74%
2003         1,280  $1.56  to  $1.56    $1,997         1.13%    1.40%   to  1.40%   26.83%     to  26.83%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN BAL, INST
2007         2,498  $2.15  to  $2.15    $5,378         2.35%    1.40%   to  1.40%    8.99%     to   8.99%
2006         3,777  $1.98  to  $1.98    $7,461         2.01%    1.40%   to  1.40%    9.19%     to   9.19%
2005         5,177  $1.81  to  $1.81    $9,366         2.22%    1.40%   to  1.40%    6.45%     to   6.45%
2004         6,202  $1.70  to  $1.70   $10,540         2.18%    1.40%   to  1.40%    7.02%     to   7.02%
2003         7,217  $1.59  to  $1.59   $11,462         2.19%    1.40%   to  1.40%   12.77%     to  12.77%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN WORLD GRO, INST
2007         1,308  $1.64  to  $1.64    $2,156         0.70%    1.40%   to  1.40%    8.10%     to   8.10%
2006         1,907  $1.52  to  $1.52    $2,903         1.68%    1.40%   to  1.40%   16.57%     to  16.57%
2005         2,653  $1.30  to  $1.30    $3,462         1.34%    1.40%   to  1.40%    4.40%     to   4.40%
2004         3,304  $1.25  to  $1.25    $4,128         0.98%    1.40%   to  1.40%    3.32%     to   3.32%
2003         3,909  $1.21  to  $1.21    $4,726         1.11%    1.40%   to  1.40%   22.22%     to  22.22%
---------------------------------------------------------------------------------------------------------------
OPCAP EQ
2007           513  $1.59  to  $1.59      $817         0.60%    1.40%   to  1.40%    2.65%     to   2.65%
2006           707  $1.55  to  $1.55    $1,096         0.50%    1.40%   to  1.40%   13.68%     to  13.68%
2005           942  $1.36  to  $1.36    $1,285         0.44%    1.40%   to  1.40%    5.56%     to   5.56%
2004         1,139  $1.29  to  $1.29    $1,471         0.99%    1.40%   to  1.40%   10.37%     to  10.37%
2003         1,313  $1.17  to  $1.17    $1,536         1.38%    1.40%   to  1.40%   27.17%     to  27.17%
---------------------------------------------------------------------------------------------------------------
OPCAP MANAGED
2007         1,090  $2.59  to  $2.59    $2,828         2.12%    1.40%   to  1.40%    1.51%     to   1.51%
2006         1,404  $2.55  to  $2.55    $3,589         1.93%    1.40%   to  1.40%    8.13%     to   8.13%
2005         1,932  $2.36  to  $2.36    $4,568         1.32%    1.40%   to  1.40%    3.82%     to   3.82%
2004         2,613  $2.28  to  $2.28    $5,949         1.55%    1.40%   to  1.40%    9.23%     to   9.23%
2003         3,074  $2.08  to  $2.08    $6,408         1.88%    1.40%   to  1.40%   20.23%     to  20.23%
---------------------------------------------------------------------------------------------------------------
OPCAP SM CAP
2007           851  $2.02  to  $2.02    $1,716            --    1.40%   to  1.40%   (0.83%)    to  (0.83%)
2006         1,174  $2.03  to  $2.03    $2,385            --    1.40%   to  1.40%   22.36%     to  22.36%
2005         1,533  $1.66  to  $1.66    $2,546            --    1.40%   to  1.40%   (1.33%)    to  (1.33%)
2004         1,781  $1.68  to  $1.68    $2,997         0.05%    1.40%   to  1.40%   16.24%     to  16.24%
2003         2,149  $1.45  to  $1.45    $3,112         0.05%    1.40%   to  1.40%   40.78%     to  40.78%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
OPPEN CAP APPR VA
2007         1,515  $1.79  to  $1.79    $2,719         0.25%    1.40%   to  1.40%   12.55%     to  12.55%
2006         2,159  $1.59  to  $1.59    $3,441         0.41%    1.40%   to  1.40%    6.45%     to   6.45%
2005         2,982  $1.50  to  $1.50    $4,465         0.97%    1.40%   to  1.40%    3.64%     to   3.64%
2004         3,602  $1.44  to  $1.44    $5,204         0.33%    1.40%   to  1.40%    5.45%     to   5.45%
2003         4,247  $1.37  to  $1.37    $5,819         0.39%    1.40%   to  1.40%   29.25%     to  29.25%
---------------------------------------------------------------------------------------------------------------
OPPEN HI INC VA
2007         1,012  $1.33  to  $1.33    $1,351         7.65%    1.40%   to  1.40%   (1.50%)    to  (1.50%)
2006         1,307  $1.36  to  $1.36    $1,770         8.35%    1.40%   to  1.40%    7.91%     to   7.91%
2005         1,977  $1.26  to  $1.26    $2,482         6.94%    1.40%   to  1.40%    0.90%     to   0.90%
2004         2,447  $1.24  to  $1.24    $3,045         6.35%    1.40%   to  1.40%    7.45%     to   7.45%
2003         2,742  $1.16  to  $1.16    $3,176         7.21%    1.40%   to  1.40%   22.11%     to  22.11%
---------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IA
2007         1,101  $1.90  to  $1.90    $2,099         5.26%    1.40%   to  1.40%    2.74%     to   2.74%
2006         1,459  $1.85  to  $1.85    $2,704         6.40%    1.40%   to  1.40%    5.13%     to   5.13%
2005         2,144  $1.76  to  $1.76    $3,778         7.96%    1.40%   to  1.40%    1.85%     to   1.85%
2004         2,899  $1.73  to  $1.73    $5,014         9.61%    1.40%   to  1.40%    8.06%     to   8.06%
2003         3,536  $1.60  to  $1.60    $5,658         9.28%    1.40%   to  1.40%   18.52%     to  18.52%
---------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IB
2007           999  $1.47  to  $1.47    $1,469         5.19%    1.40%   to  1.40%    2.68%     to   2.68%
2006         1,382  $1.43  to  $1.43    $1,980         6.06%    1.40%   to  1.40%    4.82%     to   4.82%
2005         1,973  $1.37  to  $1.37    $2,696         7.43%    1.40%   to  1.40%    1.62%     to   1.62%
2004         2,283  $1.34  to  $1.34    $3,070         9.44%    1.40%   to  1.40%    7.69%     to   7.69%
2003         2,512  $1.25  to  $1.25    $3,138         9.01%    1.40%   to  1.40%   17.92%     to  17.92%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IA
2007         1,940  $2.59  to  $2.59    $5,023         1.61%    1.40%   to  1.40%   (7.11%)    to  (7.11%)
2006         2,471  $2.79  to  $2.79    $6,889         4.44%    1.40%   to  1.40%   14.58%     to  14.58%
2005         3,345  $2.43  to  $2.43    $8,139         1.92%    1.40%   to  1.40%    4.04%     to   4.04%
2004         4,457  $2.34  to  $2.34   $10,425         1.84%    1.40%   to  1.40%    9.82%     to   9.82%
2003         5,362  $2.13  to  $2.13   $11,421         2.12%    1.40%   to  1.40%   26.04%     to  26.04%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
2007         8,110  $1.22  to  $1.52   $10,311         1.33%    1.00%   to  1.85%   (6.98%)    to  (7.77%)
2006         9,523  $1.32  to  $1.65   $13,139         1.57%    1.00%   to  1.85%   14.76%     to  13.79%
2005        11,028  $1.15  to  $1.45   $13,318         1.57%    1.00%   to  1.85%    4.18%     to   3.30%
2004        11,821  $1.10  to  $1.40   $13,763         1.59%    1.00%   to  1.85%   10.01%     to   9.07%
2003        12,384  $1.00  to  $1.29   $13,193         1.74%    1.00%   to  1.85%   26.58%     to  29.00%(4)
---------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IA
2007           499  $1.95  to  $1.95      $975         8.39%    1.40%   to  1.40%    1.87%     to   1.87%
2006           651  $1.91  to  $1.91    $1,247         8.35%    1.40%   to  1.40%    9.07%     to   9.07%
2005           870  $1.75  to  $1.75    $1,529         9.11%    1.40%   to  1.40%    2.04%     to   2.04%
2004         1,300  $1.72  to  $1.72    $2,237         8.58%    1.40%   to  1.40%    9.45%     to   9.45%
2003         1,564  $1.57  to  $1.57    $2,460        10.90%    1.40%   to  1.40%   24.60%     to  24.60%
---------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IB
2007           517  $1.45  to  $1.45      $751         8.11%    1.40%   to  1.40%    1.36%     to   1.36%
2006           677  $1.43  to  $1.43      $970         8.13%    1.40%   to  1.40%    9.00%     to   9.00%
2005           974  $1.31  to  $1.31    $1,280         8.15%    1.40%   to  1.40%    1.67%     to   1.67%
2004         1,139  $1.29  to  $1.29    $1,473         8.36%    1.40%   to  1.40%    9.01%     to   9.01%
2003         1,246  $1.19  to  $1.19    $1,478        10.58%    1.40%   to  1.40%   25.26%     to  25.26%
---------------------------------------------------------------------------------------------------------------
PUT VT NEW OPP, CL IA
2007         1,280  $2.27  to  $2.27    $2,901         0.17%    1.40%   to  1.40%    4.54%     to   4.54%
2006         1,595  $2.17  to  $2.17    $3,458         0.19%    1.40%   to  1.40%    7.32%     to   7.32%
2005         2,187  $2.02  to  $2.02    $4,420         0.39%    1.40%   to  1.40%    8.80%     to   8.80%
2004         2,928  $1.86  to  $1.86    $5,432            --    1.40%   to  1.40%    9.03%     to   9.03%
2003         3,442  $1.70  to  $1.70    $5,858            --    1.40%   to  1.40%   30.77%     to  30.77%
---------------------------------------------------------------------------------------------------------------
PUT VT VOYAGER, CL IB
2007         1,304  $1.40  to  $1.40    $1,826            --    1.40%   to  1.40%    4.04%     to   4.04%
2006         1,946  $1.35  to  $1.35    $2,620         0.12%    1.40%   to  1.40%    3.97%     to   3.97%
2005         2,658  $1.30  to  $1.30    $3,443         0.70%    1.40%   to  1.40%    4.23%     to   4.23%
2004         3,108  $1.24  to  $1.24    $3,862         0.26%    1.40%   to  1.40%    3.57%     to   3.57%
2003         3,645  $1.20  to  $1.20    $4,373         0.39%    1.40%   to  1.40%   23.71%     to  23.71%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  29

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
RVS VP BAL
2007         5,727  $1.13  to  $1.18    $8,314         2.85%    1.00%   to  1.80%    0.72%     to  (0.09%)
2006         6,381  $1.13  to  $1.18    $9,672         2.49%    1.00%   to  1.80%   13.25%     to  12.35%
2005         7,089  $0.99  to  $1.05   $10,143         2.57%    1.00%   to  1.80%    2.89%     to   2.06%
2004         8,244  $0.97  to  $1.03   $11,890         2.27%    1.00%   to  1.80%    8.50%     to   7.65%
2003         8,383  $0.89  to  $0.96   $11,978         2.26%    1.00%   to  1.80%   18.67%     to  (4.00%)
---------------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT
2007        44,459  $1.15  to  $1.04   $48,814         4.72%    1.00%   to  2.20%    3.78%     to   2.54%
2006        31,639  $1.10  to  $1.02   $34,059         4.40%    1.00%   to  2.20%    3.45%     to   2.22%
2005        26,657  $1.07  to  $0.99   $28,914         2.59%    1.00%   to  2.20%    1.59%     to   0.39%
2004        27,673  $1.05  to  $0.99   $29,764         0.73%    1.00%   to  2.20%   (0.27%)    to  (0.90%)(6)
2003        27,953  $1.05  to  $0.99   $29,988         0.51%    1.00%   to  1.85%   (0.94%)    to  (1.00%)(4)
---------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND
2007       314,829  $1.21  to  $1.08  $364,190         4.76%    1.00%   to  2.20%    4.15%     to   2.90%
2006       168,698  $1.16  to  $1.05  $190,300         4.43%    1.00%   to  2.20%    3.37%     to   2.15%
2005        30,043  $1.13  to  $1.03   $38,123         3.71%    1.00%   to  2.20%    1.10%     to  (0.09%)
2004        31,737  $1.11  to  $1.03   $40,367         3.85%    1.00%   to  2.20%    3.45%     to   2.86%(6)
2003        15,697  $1.08  to  $1.02   $20,544         3.56%    1.00%   to  1.85%    3.85%     to   2.00%(4)
---------------------------------------------------------------------------------------------------------------
THDL VP INTL OPP
2007           879  $1.19  to  $1.70    $1,713         0.99%    1.05%   to  2.20%   11.50%     to  10.22%
2006         1,422  $1.07  to  $1.54    $2,439         1.88%    1.05%   to  2.20%    6.51%(9)  to  21.48%
2005         1,686  $1.29  to  $1.27    $2,378         1.38%    1.15%   to  2.20%   12.55%     to  11.38%
2004         1,983  $1.14  to  $1.14    $2,515         1.10%    1.15%   to  2.20%   15.82%(6)  to  15.01%(6)
2003         2,080  $1.11  to  $1.11    $2,309         0.92%    1.40%   to  1.40%   26.14%     to  26.14%
---------------------------------------------------------------------------------------------------------------
RVS VP LG CAP EQ
2007        85,164  $1.10  to  $1.24   $91,451         1.31%    1.00%   to  2.20%    1.90%     to   0.68%
2006        95,900  $1.08  to  $1.23  $102,345         1.19%    1.00%   to  2.20%    8.36%(7)  to  12.78%
2005        90,004  $1.11  to  $1.09   $85,540         1.14%    1.15%   to  2.20%    4.96%     to   3.87%
2004        57,070  $1.06  to  $1.05   $53,075         1.11%    1.15%   to  2.20%    5.87%(6)  to   5.14%(6)
2003         6,065  $0.66  to  $1.31    $7,907         0.62%    1.20%   to  1.80%   26.92%     to  31.00%(5)
---------------------------------------------------------------------------------------------------------------
RVS VP MID CAP GRO
2007         5,283  $1.62  to  $1.25    $7,905         0.05%    1.00%   to  2.20%   12.60%     to  11.25%
2006         6,311  $1.44  to  $1.12    $8,457         0.24%    1.00%   to  2.20%   (1.06%)    to  (2.24%)
2005         4,660  $1.46  to  $1.15    $6,202            --    1.00%   to  2.20%    9.03%     to   7.73%
2004         2,931  $1.33  to  $1.06    $3,592            --    1.00%   to  2.20%    8.02%     to   7.64%(6)
2003           139  $1.24  to  $1.26      $166            --    1.00%   to  1.85%   21.57%     to  26.00%(4)
---------------------------------------------------------------------------------------------------------------



 (1)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
 (2)These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.
 (4)New price level operations commenced on Jan. 29, 2003.
 (5)New price level operations commenced on March 3, 2003.
 (6)New price level operations commenced on April 30, 2004.
 (7)New price level operations commenced on March 17, 2006.
 (8)New price level operations commenced on April 28, 2006.
 (9)New price level operations commenced on May 1, 2006.


--------------------------------------------------------------------------------
30  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                      2007     2006    2005    2004    2003    2002    2001    2000     1999    1998
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at
beginning of period                      $1.45   $1.26   $1.21   $1.13   $0.92   $1.10   $1.45    $1.72   $1.30   $1.03
Accumulation unit value at end of
period                                   $1.54   $1.45   $1.26   $1.21   $1.13   $0.92   $1.10    $1.45   $1.72   $1.30
Number of accumulation units
outstanding at end of period (000
omitted)                                 5,535   7,315   3,274   4,188   4,903   5,619   6,927    7,597   5,343   2,495
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at
beginning of period                      $1.85   $1.46   $1.26   $1.03   $0.81   $0.97   $1.29    $1.77   $1.16   $1.02
Accumulation unit value at end of
period                                   $2.09   $1.85   $1.46   $1.26   $1.03   $0.81   $0.97    $1.29   $1.77   $1.16
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,067   1,395   1,766   2,223   2,748   2,968   3,616    3,510   3,074     866
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I (10/05/1998)
Accumulation unit value at
beginning of period                      $1.56   $1.35   $1.31   $1.18   $0.92   $1.16   $1.28    $1.46   $1.25   $1.00
Accumulation unit value at end of
period                                   $1.54   $1.56   $1.35   $1.31   $1.18   $0.92   $1.16    $1.28   $1.46   $1.25
Number of accumulation units
outstanding at end of period (000
omitted)                                   747     962   1,390   1,530   1,720   1,915   2,134    2,294   1,834     137
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (10/05/1998)
Accumulation unit value at
beginning of period                      $2.13   $1.82   $1.76   $1.56   $1.23   $1.42   $1.28    $1.10   $1.12   $1.00
Accumulation unit value at end of
period                                   $1.99   $2.13   $1.82   $1.76   $1.56   $1.23   $1.42    $1.28   $1.10   $1.12
Number of accumulation units
outstanding at end of period (000
omitted)                                   588     816   1,092   1,163   1,280   1,440   1,719    1,929   1,252     157
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO: INSTITUTIONAL SHARES (10/30/1997)
Accumulation unit value at
beginning of period                      $1.98   $1.81   $1.70   $1.59   $1.41   $1.53   $1.63    $1.69   $1.35   $1.02
Accumulation unit value at end of
period                                   $2.15   $1.98   $1.81   $1.70   $1.59   $1.41   $1.53    $1.63   $1.69   $1.35
Number of accumulation units
outstanding at end of period (000
omitted)                                 2,498   3,777   5,177   6,202   7,217   8,096   9,901   11,285   8,581   2,680
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO: INSTITUTIONAL SHARES (10/30/1997)
Accumulation unit value at
beginning of period                      $1.52   $1.30   $1.25   $1.21   $0.99   $1.34   $1.76    $2.11   $1.30   $1.03
Accumulation unit value at end of
period                                   $1.64   $1.52   $1.30   $1.25   $1.21   $0.99   $1.34    $1.76   $2.11   $1.30
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,308   1,907   2,653   3,304   3,909   4,305   5,322    5,746   3,751   1,721
-------------------------------------------------------------------------------------------------------------------------
OPCAP EQUITY PORTFOLIO (10/30/1997)
Accumulation unit value at
beginning of period                      $1.55   $1.36   $1.29   $1.17   $0.92   $1.19   $1.30    $1.20   $1.19   $1.07
Accumulation unit value at end of
period                                   $1.59   $1.55   $1.36   $1.29   $1.17   $0.92   $1.19    $1.30   $1.20   $1.19
Number of accumulation units
outstanding at end of period (000
omitted)                                   513     707     942   1,139   1,313   1,473   1,734    2,097   1,705   1,059
-------------------------------------------------------------------------------------------------------------------------
OPCAP MANAGED PORTFOLIO (02/21/1995)
Accumulation unit value at
beginning of period                      $2.55   $2.36   $2.28   $2.08   $1.73   $2.12   $2.26    $2.09   $2.02   $1.91
Accumulation unit value at end of
period                                   $2.59   $2.55   $2.36   $2.28   $2.08   $1.73   $2.12    $2.26   $2.09   $2.02
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,090   1,404   1,932   2,613   3,074   3,505   4,419    5,334   5,792   5,686
-------------------------------------------------------------------------------------------------------------------------
OPCAP SMALL CAP PORTFOLIO (10/30/1997)
Accumulation unit value at
beginning of period                      $2.03   $1.66   $1.68   $1.45   $1.03   $1.33   $1.25    $0.88   $0.91   $1.01
Accumulation unit value at end of
period                                   $2.02   $2.03   $1.66   $1.68   $1.45   $1.03   $1.33    $1.25   $0.88   $0.91
Number of accumulation units
outstanding at end of period (000
omitted)                                   851   1,174   1,533   1,781   2,149   2,331   2,776    3,515   2,984   1,413
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (10/30/1997)
Accumulation unit value at
beginning of period                      $1.59   $1.50   $1.44   $1.37   $1.06   $1.47   $1.71    $1.73   $1.24   $1.02
Accumulation unit value at end of
period                                   $1.79   $1.59   $1.50   $1.44   $1.37   $1.06   $1.47    $1.71   $1.73   $1.24
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,515   2,159   2,982   3,602   4,247   4,574   5,441    6,036   4,244   1,867
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (10/30/1997)
Accumulation unit value at
beginning of period                      $1.36   $1.26   $1.24   $1.16   $0.95   $0.98   $0.98    $1.03   $1.00   $1.01
Accumulation unit value at end of
period                                   $1.33   $1.36   $1.26   $1.24   $1.16   $0.95   $0.98    $0.98   $1.03   $1.00
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,012   1,307   1,977   2,447   2,742   3,065   3,906    4,453   3,718   2,185
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  31

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                      2007     2006    2005    2004    2003    2002    2001    2000     1999    1998
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                      $1.85   $1.76   $1.73   $1.60   $1.35   $1.29   $1.26    $1.27   $1.27   $1.30
Accumulation unit value at end of
period                                   $1.90   $1.85   $1.76   $1.73   $1.60   $1.35   $1.29    $1.26   $1.27   $1.27
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,101   1,459   2,144   2,899   3,536   4,181   5,433    6,502   6,356   5,963
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                      $1.43   $1.37   $1.34   $1.25   $1.06   $1.01   $0.99    $1.01   $1.00   $1.00
Accumulation unit value at end of
period                                   $1.47   $1.43   $1.37   $1.34   $1.25   $1.06   $1.01    $0.99   $1.01   $1.00
Number of accumulation units
outstanding at end of period (000
omitted)                                   999   1,382   1,973   2,283   2,512   2,872   3,528    4,032   2,911     344
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                      $2.79   $2.43   $2.34   $2.13   $1.69   $2.11   $2.28    $2.14   $2.14   $1.88
Accumulation unit value at end of
period                                   $2.59   $2.79   $2.43   $2.34   $2.13   $1.69   $2.11    $2.28   $2.14   $2.14
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,940   2,471   3,345   4,457   5,362   6,087   7,387    8,782   9,311   9,161
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                      $1.51   $1.32   $1.28   $1.16   $0.93   $1.16   $1.26    $1.18   $1.18   $1.00
Accumulation unit value at end of
period                                   $1.40   $1.51   $1.32   $1.28   $1.16   $0.93   $1.16    $1.26   $1.18   $1.18
Number of accumulation units
outstanding at end of period (000
omitted)                                 2,565   3,460   4,185   4,645   5,239   5,706   6,280    6,616   4,302     239
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                      $1.91   $1.75   $1.72   $1.57   $1.26   $1.28   $1.25    $1.38   $1.33   $1.43
Accumulation unit value at end of
period                                   $1.95   $1.91   $1.75   $1.72   $1.57   $1.26   $1.28    $1.25   $1.38   $1.33
Number of accumulation units
outstanding at end of period (000
omitted)                                   499     651     870   1,300   1,564   1,898   2,714    3,230   3,544   3,846
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                      $1.43   $1.31   $1.29   $1.19   $0.95   $0.97   $0.95    $1.05   $1.01   $1.00
Accumulation unit value at end of
period                                   $1.45   $1.43   $1.31   $1.29   $1.19   $0.95   $0.97    $0.95   $1.05   $1.01
Number of accumulation units
outstanding at end of period (000
omitted)                                   517     677     974   1,139   1,246   1,409   1,726    1,912   1,297     130
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                      $2.17   $2.02   $1.86   $1.70   $1.30   $1.89   $2.74    $3.76   $2.25   $1.84
Accumulation unit value at end of
period                                   $2.27   $2.17   $2.02   $1.86   $1.70   $1.30   $1.89    $2.74   $3.76   $2.25
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,280   1,595   2,187   2,928   3,442   4,079   4,835    5,123   5,476   5,798
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                      $1.35   $1.30   $1.24   $1.20   $0.97   $1.34   $1.76    $2.14   $1.37   $1.00
Accumulation unit value at end of
period                                   $1.40   $1.35   $1.30   $1.24   $1.20   $0.97   $1.34    $1.76   $2.14   $1.37
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,304   1,946   2,658   3,108   3,645   4,080   4,806    5,289   2,959     125
-------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (02/21/1995)
Accumulation unit value at
beginning of period                      $2.24   $1.98   $1.93   $1.79   $1.51   $1.76   $1.99    $2.07   $1.83   $1.60
Accumulation unit value at end of
period                                   $2.24   $2.24   $1.98   $1.93   $1.79   $1.51   $1.76    $1.99   $2.07   $1.83
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,756   2,335   3,221   4,136   5,043   5,336   6,404    6,779   5,985   4,684
-------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at
beginning of period                      $1.29   $1.26   $1.24   $1.25   $1.26   $1.26   $1.24    $1.18   $1.15   $1.11
Accumulation unit value at end of
period                                   $1.34   $1.29   $1.26   $1.24   $1.25   $1.26   $1.26    $1.24   $1.18   $1.15
Number of accumulation units
outstanding at end of period (000
omitted)                                 3,976   3,923   6,630   7,059   5,254   8,572   8,409    4,421     941     749
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007
were 3.01% and 3.06%, respectively.
-------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at
beginning of period                      $1.68   $1.63   $1.62   $1.58   $1.53   $1.47   $1.38    $1.33   $1.33   $1.33
Accumulation unit value at end of
period                                   $1.75   $1.68   $1.63   $1.62   $1.58   $1.53   $1.47    $1.38   $1.33   $1.33
Number of accumulation units
outstanding at end of period (000
omitted)                                12,248   8,733   8,279   9,515   7,119   7,272   8,923    9,498   8,127   5,689
-------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (02/21/1995)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at
beginning of period                      $1.76   $1.44   $1.28   $1.11   $0.88   $1.09   $1.55    $2.09   $1.46   $1.28
Accumulation unit value at end of
period                                   $1.96   $1.76   $1.44   $1.28   $1.11   $0.88   $1.09    $1.55   $2.09   $1.46
Number of accumulation units
outstanding at end of period (000
omitted)                                   832   1,048   1,332   1,736   2,080   2,254   2,733    2,637   2,510   2,181
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2007 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                      2007     2006    2005    2004    2003    2002    2001    2000     1999    1998
-------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (02/21/1995)
Accumulation unit value at
beginning of period                      $1.86   $1.64   $1.56   $1.50   $1.18   $1.53   $1.89    $2.33   $1.91   $1.56
Accumulation unit value at end of
period                                   $1.89   $1.86   $1.64   $1.56   $1.50   $1.18   $1.53    $1.89   $2.33   $1.91
Number of accumulation units
outstanding at end of period (000
omitted)                                 4,871   5,898   4,590   4,708   4,663   5,116   6,019    6,358   5,864   5,163
-------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at
beginning of period                      $1.41   $1.44   $1.32   $1.23   $1.02   $1.00      --       --      --      --
Accumulation unit value at end of
period                                   $1.59   $1.41   $1.44   $1.32   $1.23   $1.02      --       --      --      --
Number of accumulation units
outstanding at end of period (000
omitted)                                 1,722   2,222     377     159      29      --      --       --      --      --
-------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2007 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modification or Exchanges of Insurance Contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 27, 2008



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2007          2006

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2007, $21,020;
  2006, $25,289)                                                          $20,792       $24,995
  Common and preferred stocks, at fair value (cost: 2007 and 2006,
  $30)                                                                         29            31
Commercial mortgage loans, at cost (less allowance for loan losses:
2007, $16; 2006, $37)                                                       2,892         2,790
Policy loans                                                                  697           650
Trading securities and other investments                                       67           241
-------------------------------------------------------------------------------------------------
    Total investments                                                      24,477        28,707

Cash and cash equivalents                                                     973           160
Reinsurance recoverables                                                    1,290         1,137
Amounts due from brokers                                                      123             7
Other accounts receivable                                                     118            90
Accrued investment income                                                     252           301
Deferred acquisition costs                                                  4,429         4,411
Deferred sales inducement costs                                               511           452
Other assets                                                                  539           320
Separate account assets                                                    58,070        49,287
-------------------------------------------------------------------------------------------------
    Total assets                                                          $90,782       $84,872
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $26,977       $29,561
Policy claims and other policyholders' funds                                   91            89
Amounts due to brokers                                                        361           132
Deferred income taxes, net                                                    133            90
Other liabilities                                                             430           443
Separate account liabilities                                               58,070        49,287
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      86,062        79,602
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,031         2,021
Retained earnings                                                           2,842         3,455
Accumulated other comprehensive loss, net of tax:
  Net unrealized securities losses                                           (116)         (168)
  Net unrealized derivative losses                                            (40)          (41)
-------------------------------------------------------------------------------------------------
Total accumulated other comprehensive loss                                   (156)         (209)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              4,720         5,270
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $90,782       $84,872
=================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

REVENUES
Premiums                                                          $  485        $  533        $  521
Net investment income                                              1,555         1,657         1,786
Policy and contract charges                                        1,217         1,045           898
Other revenue                                                        255           189           127
Net realized investment gain                                          61            51            48
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,573         3,475         3,380
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     855           705           697
Interest credited to fixed accounts                                  850           968         1,020
Amortization of deferred acquisition costs                           470           356           316
Separation costs                                                      97           131           121
Other insurance and operating expenses                               781           637           585
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    3,053         2,797         2,739
-------------------------------------------------------------------------------------------------------
Pretax income                                                        520           678           641
Income tax provision                                                  99           192           182
-------------------------------------------------------------------------------------------------------
    Net income                                                    $  421        $  486        $  459
=======================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   421       $   486       $   459
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of deferred acquisition costs and deferred
  sales inducement costs                                              523           404           356
  Capitalization of deferred acquisition costs and deferred
  sales inducement costs                                             (828)         (813)         (727)
  Amortization of premium, net                                         70            75            83
  Deferred income taxes                                                83           123           122
  Contractholder and policyholder charges, non-cash                  (206)         (220)         (232)
  Net realized investment gains                                       (61)          (51)          (48)
  Net realized gain on trading securities and equity method
  investments in hedge funds                                           (1)          (16)          (24)
Change in operating assets and liabilities:
  Trading securities and equity method investments in hedge
  funds, net                                                          124           297           247
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 275           274           230
  Policy claims and other policyholders' funds                          2             3            19
  Reinsurance recoverables                                           (153)         (154)         (106)
  Other accounts receivable                                           (28)          (27)          (11)
  Accrued investment income                                            49            21            23
  Other assets and liabilities, net                                   (32)         (104)          (31)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                             238           298           360
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               3,020         1,897         3,124
  Maturities, sinking fund payments and calls                       1,908         2,014         2,242
  Purchases                                                          (687)       (1,433)       (5,780)
Other investments, excluding policy loans:
  Proceeds from sales, maturities, sinking fund payments and
  calls                                                               473           519           653
  Purchases                                                          (504)         (441)         (543)
Change in policy loans, net                                           (47)          (36)          (17)
Change in amounts due to and from brokers, net                        113            97          (128)
Change in restricted cash                                              --            --           536
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                           4,276         2,617            87
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-
type insurance:
  Considerations received                                           1,093         1,267         1,532
  Net transfers to separate accounts                                  (50)         (307)          (13)
  Surrenders and other benefits                                    (3,838)       (3,688)       (2,126)
Other                                                                  (8)           --            --
Tax adjustment of share-based incentive employee compensation
plan                                                                    2             1            --
Capital contribution from Ameriprise Financial, Inc.                   --            --           650
Cash dividend to Ameriprise Financial, Inc.                          (900)         (300)         (380)
-------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                              (3,701)       (3,027)         (337)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  813          (112)          110
Cash and cash equivalents at beginning of year                        160           272           162
-------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                          $   973       $   160       $   272
=======================================================================================================

Supplemental disclosures:
  Income taxes paid (received), net                               $    (4)      $    64       $    96
  Interest paid on borrowings                                          --             1            --


See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2007
(IN MILLIONS)

                                                                                          ACCUMULATED
                                                             ADDITIONAL                      OTHER
                                                 COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                  STOCK        CAPITAL      EARNINGS     INCOME/(LOSS)       TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2004                      $ 3         $1,370        $3,190          $ 341          $4,904
Other comprehensive loss:
  Net income                                        --             --           459             --             459
  Change in unrealized holding losses on
     securities, net                                --             --            --           (461)           (461)
  Change in unrealized derivative losses,
     net                                            --             --            --            (11)            (11)
                                                                                                         ------------
Total other comprehensive loss                      --             --            --             --             (13)
Capital contribution from Ameriprise
Financial, Inc.                                     --            650            --             --             650
Cash dividend to Ameriprise Financial, Inc.         --             --          (380)            --            (380)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                      $ 3         $2,020        $3,269          $(131)         $5,161
Other comprehensive income:
  Net income                                        --             --           486             --             486
  Change in unrealized holding losses on
     securities, net                                --             --            --            (77)            (77)
  Change in unrealized derivative losses,
     net                                            --             --            --             (1)             (1)
                                                                                                         ------------
Total other comprehensive income                    --             --            --             --             408
Tax adjustment of share-based incentive
employee compensation plan                          --              1            --             --               1
Cash dividend to Ameriprise Financial, Inc.         --             --          (300)            --            (300)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                      $ 3         $2,021        $3,455          $(209)         $5,270
Change in accounting principles                     --             --          (134)            --            (134)
Other comprehensive income:
  Net income                                        --             --           421             --             421
  Change in unrealized holding losses on
     securities, net                                --             --            --             52              52
  Change in unrealized derivative losses,
     net                                            --             --            --              1               1
                                                                                                         ------------
Total other comprehensive income                    --             --            --             --             474
Cash dividends to Ameriprise Financial,
Inc.                                                --             --          (900)            --            (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                          --              8            --             --               8
Tax adjustment of share-based incentive
employee compensation plan                          --              2            --             --               2
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2007                      $ 3         $2,031        $2,842          $(156)         $4,720
=====================================================================================================================




See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company and its subsidiary are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express is now complete.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiary, RiverSource Life of NY. All significant intercompany accounts and transactions have been eliminated in consolidation.

RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 11. Certain reclassifications of prior period amounts have been made to conform to the current presentation, including new income statement captions which are described in Note. 2. These reclassifications were made to enhance transparency and to better align the financial statement line captions with the key drivers of the business.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life did not change its revenue and expense recognition policies and the reclassifications did not result in any changes to consolidated net income or shareholder's equity. The following is a summary of the reclassifications made:

INCOME STATEMENT RECLASSIFICATIONS
- RiverSource Life reclassified the portion of 12b-1 fees identified as service fees on proprietary funds and marketing support type payments received from non-proprietary fund families for variable annuity and variable universal life products from other revenue to policy and contract charges to better align with industry standards.

- RiverSource Life reclassified premiums related to immediate annuities with life contingencies from interest credited to fixed accounts to premiums.

- RiverSource Life reclassified reinsurance premiums paid for universal life and variable universal life products from benefits, claims, losses and settlement expenses to policy and contract charges, where cost of insurance fees are reported.

- RiverSource Life reclassified benefit expenses related to immediate annuities with life contingencies from interest credited to fixed accounts to benefits, claims, losses and settlement expenses.

- RiverSource Life reclassified mortality and expense risk fees to policy and contract charges.

- RiverSource Life reclassified additional investment-related expenses from other insurance and operating expenses to net investment income.

The following tables show the impact of the new captions and the reclassifications made to RiverSource Life's previously reported Consolidated Statements of Income.

(IN MILLIONS)                                               DECEMBER 31, 2006           DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
                                                         REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  394        $  533        $  370        $  521
Net investment income                                      1,661         1,657         1,789         1,786
Policy and contract charges                                  637         1,045           577           898
Other revenue                                                636           189           489           127
Net realized investment gain                                  51            51            48            48
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           3,379         3,475         3,273         3,380
=============================================================================================================

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             521           705           496           697
Interest credited to fixed accounts                        1,052           968         1,111         1,020
Amortization of deferred acquisition costs                   356           356           316           316
Separation costs                                             131           131           121           121
Other insurance and operating expenses                       641           637           588           585
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              2,701         2,797         2,632         2,739
=============================================================================================================

Pretax income                                                678           678           641           641
Income tax provision                                         192           192           182           182
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                $  486        $  486        $  459        $  459
=============================================================================================================



STATEMENT OF CASH FLOWS RECLASSIFICATIONS
RiverSource Life has reclassified certain prior year balances in the Consolidated Statements of Cash Flows.

- RiverSource Life previously classified transfers to and from the fixed account option within its variable annuity product as an operating activity in its Consolidated Statements of Cash Flows. RiverSource Life has reclassified these transfers as a financing activity in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments".

- RiverSource Life previously classified the net change in annuity policy loans as an operating activity and the net change in universal life policy loans as a financing activity. RiverSource Life has reclassified the net change in policy loans as an investing activity in accordance with the AICPA Audit and Accounting Guide: Life and Health Insurance Entities.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The effect of these reclassifications on prior year net cash flows related to operating, investing and financing activities is summarized below.

(IN MILLIONS)                                                           YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                           2006          2005
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, previous presentation          $   116        $ 437
Reclassification for annuity transfers                                        184          (68)
Reclassification for policy loans                                               4            3
Other reclassifications                                                        (6)         (12)
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, adjusted for these
reclassifications                                                         $   298        $ 360
=================================================================================================

Net cash provided by investing activities, previous presentation          $ 2,654        $ 104
Reclassification for policy loans                                             (36)         (17)
Other reclassifications                                                        (1)          --
-------------------------------------------------------------------------------------------------
Net cash provided by investing activities, adjusted for these
reclassifications                                                         $ 2,617        $  87
=================================================================================================

Net cash used in financing activities, previous presentation              $(2,882)       $(431)
Reclassification for annuity transfers                                       (184)          68
Reclassification for policy loans                                              32           14
Other reclassifications                                                         7           12
-------------------------------------------------------------------------------------------------
Net cash used in financing activities, adjusted for these
reclassifications                                                         $(3,027)       $(337)
=================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence, or as Available-for-Sale securities, as applicable.

RiverSource Life also consolidates all VIEs for which it is considered to be the primary beneficiary. The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. The determination as to whether RiverSource Life is considered to be the primary beneficiary is based on whether RiverSource Life will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual return, or both. RiverSource Life liquidated its interest in all consolidated VIEs during 2005. There were no consolidated VIEs as of December 31, 2007 and 2006.

Qualifying Special Purpose Entities ("QSPEs") are not consolidated. Such QSPEs included a securitization trust containing a majority of RiverSource Life's rated collateralized debt obligations ("CDOs") for which RiverSource Life sold all of its retained interests in 2005.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments and hedging activities, income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in consolidated results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

securities include issuer downgrade, default or bankruptcy. RiverSource Life also considers the extent to which cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally obtained from third party pricing sources.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments in hedge funds and syndicated loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. The carrying value of equity method investments in hedge funds reflects RiverSource Life's original investment and its share of earnings or losses of the hedge funds subsequent to the date of investment and approximates fair value. Syndicated loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life reinsures a portion of the risks associated with its life, DI and long term care ("LTC") insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance is used in order to limit losses, reduce exposure to large risks and provide additional capacity for future growth. To manage exposure to losses from reinsurer insolvencies, the financial condition of reinsurers is evaluated prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life remains primarily liable as the direct insurer on all risks reinsured.

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. RiverSource Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, except those sold by RiverSource Life of NY prior to 1996, RiverSource Life retained 50% of the risk and ceded on a coinsurance basis the remaining 50% of the risk to affiliates of Genworth Financial, Inc. ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life's LTC liabilities was $1.0 billion at December 31, 2007, while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 is reinsured on a coinsurance basis.

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policy forms introduced in October 2007 in most states and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk on DI contracts sold on other policy forms. RiverSource Life also retains all risk of accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES
Derivative financial instruments are recorded at fair value. The fair value of RiverSource Life's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market observable inputs to the extent available. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for changes in the fair value of a derivative financial instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (1) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (2) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

For derivative financial instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings, generally as a component of net investment income.

For derivative financial instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative financial instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The changes in fair value of the equity indexed annuity embedded derivatives are reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS
Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2007, depending on year of issue, with an average rate of approximately 5.8%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on



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established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2007, with an average rate of 4.9%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2007, with an average rate of 4.2%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2007, depending on policy form, issue year and policy duration. Anticipated interest rates for DI were 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC vary by plan and were 5.4% at December 31, 2007 grading up to 6.8% or 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life's principal sources of revenue include premium revenues, net investment income, policy and contract charges and other revenue.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale; commercial mortgage loans and policy loans; mark-to-market adjustment on trading securities and certain derivatives, including derivatives hedging variable annuity living benefits; and pro-rata share of net income or loss of equity method investments in hedge funds. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Other Revenue
Other revenue includes marketing support and administrative fees which are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Benefits, Claims, Losses and Settlement Expenses
Benefits, claims, losses and settlement expenses consist of amounts paid and changes in liabilities held for anticipated future benefit payments under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders along with costs to process and pay such amounts. Amounts are net of benefit payments recovered or



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expected to be recovered under reinsurance contracts. Benefits, claims, losses and settlement expenses also include amortization of DSIC.

Interest Credited to Fixed Accounts
Interest credited to fixed accounts represents amounts earned by contractholders and policyholders on fixed account values associated with fixed and variable universal life and annuity contracts and equity indexed annuities in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs associated with the sale of annuity and insurance products are deferred as DAC and amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's consolidated results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life reassesses the near-term rate in order to continue to project its best estimate of long term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimate will typically be less than in a period when growth rates fall short of near-term estimate.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation. The separation from American Express was completed in 2007.



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Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements -- an amendment of ARB No. 51" ("SFAS 160"). SFAS 160 establishes the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. SFAS 160 requires that noncontrolling (minority) interests be classified as equity (instead of as a liability) within the Consolidated Balance Sheets, and net income attributable to both the parent and the noncontrolling interest be disclosed on the face of the Consolidated Statements of Income. SFAS 160 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of SFAS 160 are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life is currently evaluating the impact of SFAS 160 on its consolidated financial condition and results of operations.

In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1, "Clarification of the Scope of the Audit and Accounting Guide 'Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1"). SOP 07-1 provided clarification on the definition of an investment company. In February 2008, the FASB decided to indefinitely defer the effective date of SOP 07-1. In May 2007, the FASB issued FASB Staff Position ("FSP") FASB Interpretation No. ("FIN") 46(R)-7, "Application of FIN 46(R) to Investment Companies" ("FSP 46(R)-7"). FSP 46(R)-7 is dependent upon clarification of the definition of an investment company as provided in SOP 07-1 and is effective upon the adoption of that SOP. With the deferral of SOP 07-1, RiverSource Life will defer the adoption of both SOP 07-1 and FSP 46(R)-7.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 gives entities the option to measure certain financial instruments and other items at fair value that are not currently permitted to be measured at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS 159 also establishes presentation and disclosure requirements. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. RiverSource Life did not adopt SFAS 159 for any of its existing eligible assets or liabilities and has no current plans to adopt SFAS 159 for any new financial instruments.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in



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SFAS 157 which will require retrospective application of SFAS 157. Any retrospective application will be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life adopted SFAS 157 effective January 1, 2008. As a result of adopting SFAS 157, RiverSource Life will record a cumulative effect after-DAC, DSIC and tax reduction to retained earnings of approximately $35 million related to adjusting the fair value of structured derivatives RiverSource Life uses to hedge its exposure to GMWB provisions. RiverSource Life initially recorded these derivatives in accordance with Emerging Issues Task Force Issue No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities." SFAS 157 requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). On January 18, 2008, the FASB published for comment Proposed FSP FAS 157-c "Measuring Liabilities under FASB Statement No. 157" ("FSP 157-c"). FSP 157-c states that in the absence of a quoted price for the identical liability in an active market, a reporting entity may measure the fair value of its liability at the amount it would receive as proceeds if it were to issue that liability at the measurement date. FSP 157-c shall be applied on a prospective basis effective on the later of (a) the beginning of the period that includes the issuance date of the FSP or (b) the beginning of the period in which an entity initially applies SFAS 157. RiverSource Life is evaluating the impact that this proposed FSP will have on the valuation of its embedded derivatives. Any change to the valuation of RiverSource Life's embedded derivatives as a result of adopting SFAS 157 and FSP 157-c will be recorded in earnings as of the date of adoption. In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life will defer the adoption of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis.

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life's consolidated financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on RiverSource Life's consolidated financial condition and results of operations was not material.

In September 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million. The adoption of SOP 05-1, among other things, resulted in an increase to DAC and DSIC amortization in 2007.



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4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2007 (IN MILLIONS)                            COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,870        $112          $(307)       $12,675
Mortgage and other asset-backed securities                  7,637          33            (84)         7,586
U.S. government and agencies obligations                      249           7             (1)           255
State and municipal obligations                               165           3             (6)           162
Foreign government bonds and obligations                       97          15             --            112
Structured investments(a)                                       2          --             --              2
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     21,020         170           (398)        20,792
Common and preferred stocks                                    30          --             (1)            29
-------------------------------------------------------------------------------------------------------------
Total                                                     $21,050        $170          $(399)       $20,821
=============================================================================================================




 (a) Includes unconsolidated collateralized debt obligations.

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2006 (IN MILLIONS)                            COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $15,312        $158          $(330)       $15,140
Mortgage and other asset-backed securities                  9,398          27           (175)         9,250
U.S. government and agencies obligations                      295          13             (5)           303
State and municipal obligations                               165           4             (4)           165
Foreign government bonds and obligations                      117          18             --            135
Structured investments(a)                                       2          --             --              2
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     25,289         220           (514)        24,995
Common and preferred stocks                                    30           1             --             31
-------------------------------------------------------------------------------------------------------------
Total                                                     $25,319        $221          $(514)       $25,026
=============================================================================================================



 (a) Includes unconsolidated collateralized debt obligations.

At December 31, 2007 and 2006, fixed maturity securities comprised approximately 85% and 87%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $1.3 billion and $1.2 billion of securities at December 31, 2007 and 2006, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2007                         DECEMBER 31, 2006
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATING (IN MILLIONS, EXCEPT               AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 7,854       $ 7,815          38%        $ 9,638       $ 9,497          38%
AA                                           2,046         2,029          10           2,229         2,197           9
A                                            3,973         3,938          19           4,893         4,832          19
BBB                                          5,586         5,514          26           6,831         6,782          27
Below investment grade                       1,561         1,496           7           1,698         1,687           7
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $21,020       $20,792         100%        $25,289       $24,995         100%
==========================================================================================================================



At December 31, 2007 and 2006, approximately 45% and 47%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.



RiverSource Life Insurance Company

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The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,477         $(45)        $ 7,083        $(262)       $ 8,560        $(307)
Mortgage and other asset-backed
securities                                    888          (15)          4,219          (69)         5,107          (84)
U.S. government and agencies
obligations                                    --           --             154           (1)           154           (1)
State and municipal obligations                47           (4)             63           (2)           110           (6)
Foreign government bonds and
obligations                                    --           --               2           --              2           --
Common and preferred stock                     29           (1)             --           --             29           (1)
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $2,441         $(65)        $11,521        $(334)       $13,962        $(399)
==========================================================================================================================



The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,362         $(19)        $ 9,514        $(311)       $10,876        $(330)
Mortgage and other asset-backed
securities                                    862           (5)          6,616         (170)         7,478         (175)
U.S. government and agencies
obligations                                     5           --             214           (5)           219           (5)
State and municipal obligations                 3           --              81           (4)            84           (4)
Foreign government bonds and
obligations                                    --           --               3           --              3           --
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $2,232         $(24)        $16,428        $(490)       $18,660        $(514)
==========================================================================================================================



In evaluating potential other-than-temporary impairments, RiverSource Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2007:

(IN MILLIONS, EXCEPT
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE
----------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE TO    NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED
AMORTIZED COST           SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES
----------------------------------------------------------------------------------------------------------
95% -- 100%                  164         $2,015         $(25)          486         $10,169        $(180)
90% -- 95%                    31            305          (22)           48             811          (57)
80% -- 90%                     4            121          (18)           32             461          (66)
less than 80%                  1             --           --            10              80          (31)
----------------------------------------------------------------------------------------------------------
  Total                      200         $2,441         $(65)          576         $11,521        $(334)
==========================================================================================================

(IN MILLIONS, EXCEPT
NUMBER OF SECURITIES)                     TOTAL
----------------------------------------------------------------
                                                        GROSS
RATIO OF FAIR VALUE TO    NUMBER OF       FAIR       UNREALIZED
AMORTIZED COST           SECURITIES       VALUE        LOSSES
----------------------------------------------------------------
95% -- 100%                  650         $12,184        $(205)
90% -- 95%                    79           1,116          (79)
80% -- 90%                    36             582          (84)
less than 80%                 11              80          (31)
----------------------------------------------------------------
  Total                      776         $13,962        $(399)
================================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates and credit spreads across asset classes. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industries or with any individual securities. The securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the consumer products, financial and home building industries. The total gross unrealized loss related to the home building industry was $28 million. The securities with a fair value to cost of less than 80% primarily relate to the financial and home building industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $14 million. The securities related to this issuer have a fair value to amortized cost ratio of 88% and have been in an unrealized loss position for more than 12 months. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. Additionally, RiverSource Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2007.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life's total mortgage and asset backed exposure at December 31, 2007 was $7.6 billion which included $4.1 billion of residential mortgage backed securities and $2.7 billion of commercial mortgage backed securities. At December 31, 2007, residential mortgage backed securities included $3.5 billion of agency-backed securities, $0.4 billion of Alt-A securities, and $0.2 billion of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. While overall delinquencies in the market continue to deteriorate, most of these positions are performing in-line or better than their vintage. With regard to asset backed securities, RiverSource Life's exposure at December 31, 2007 was $0.8 billion, which included $115 million of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $38, $63 and $261,
respectively                                                       $ 70          $(116)        $(485)
Reclassification of realized gains, net of tax of $16, $17
and $17, respectively                                               (28)           (33)          (32)
DAC, net of tax of $5, $15 and $28, respectively                     (7)            29            53
DSIC, net of tax of nil, $2 and $5, respectively                     (1)             3             8
Fixed annuity liabilities, net of tax of $11, $22 and $3,
respectively                                                         18             40            (5)
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $ 52          $ (77)        $(461)
=======================================================================================================



Available-for-Sale securities by maturity at December 31, 2007 were as follows:

                                                                         AMORTIZED       FAIR
(IN MILLIONS)                                                              COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $ 1,272       $ 1,277
Due after one year through five years                                       5,567         5,537
Due after five years through 10 years                                       5,339         5,186
Due after 10 years                                                          1,203         1,204
-------------------------------------------------------------------------------------------------
                                                                           13,381        13,204
Mortgage and other asset-backed securities                                  7,637         7,586
Structured investments                                                          2             2
Common and preferred stocks                                                    30            29
-------------------------------------------------------------------------------------------------
Total                                                                     $21,050       $20,821
=================================================================================================



The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Sales                                                             $3,020        $ 1,897       $ 3,124
Maturities, sinking fund payments and calls                        1,908          2,014         2,242
Purchases                                                           (687)        (1,433)       (5,780)


Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, are noted in the following table for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                    $ 64          $ 60          $108
Gross realized losses from sales                                    (20)          (10)          (39)
Other-than-temporary impairments                                     (4)           --           (19)



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The $4 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007. The $19 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $25 million.

At December 31, 2007 and 2006, bonds carried at $7 million and $18 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS AND SYNDICATED LOANS, NET
The following is a summary of commercial mortgage loans and syndicated loans at December 31:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,908        $2,827
Less: allowance for loan losses                                              (16)          (37)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,892        $2,790
=================================================================================================

Syndicated loans                                                          $   62        $  112
Less: allowance for loan losses                                               (4)           (4)
-------------------------------------------------------------------------------------------------
Net syndicated loans                                                      $   58        $  108
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

At December 31, 2007 and 2006, RiverSource Life had not recorded any investment in impaired commercial mortgage loans. RiverSource Life did not recognize any interest income related to impaired commercial mortgage loans for the years ended December 31, 2007, 2006 and 2005.

The balances of and changes in the allowance for loan losses were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                               $ 37           $41           $45
Provision for loan losses                                           (21)           --            --
Foreclosures, write-offs and loan sales                              --            (4)           (4)
-------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                             $ 16           $37           $41
=======================================================================================================



In 2007, RiverSource Life recorded a $21 million decrease to the allowance for loan losses on commercial mortgage loans.

Concentrations of credit risk of commercial mortgage loans by region at December 31 were:

(IN MILLIONS)                                                     2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION                   SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Atlantic                                                  $  922         $ 22         $  859          $40
North Central                                                687           33            739           22
Pacific                                                      461           21            397           15
Mountain                                                     343            9            298           13
South Central                                                298            8            337            2
New England                                                  197            8            197            2
-------------------------------------------------------------------------------------------------------------
                                                           2,908          101          2,827           94
Less: allowance for loan losses                              (16)          --            (37)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,892         $101         $2,790          $94
=============================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type at December 31 were:

(IN MILLIONS)                                                     2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE                 SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Office buildings                                          $  874         $ 12         $  962          $ 4
Shopping centers and retail                                  860           66            718           71
Apartments                                                   419            8            470            2
Industrial buildings                                         510            9            458           12
Hotels and motels                                             78           --             89            4
Medical buildings                                             42           --             45           --
Mixed use                                                     52            1             44           --
Other                                                         73            5             41            1
-------------------------------------------------------------------------------------------------------------
                                                           2,908          101          2,827           94
Less: allowance for loan losses                              (16)          --            (37)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,892         $101         $2,790          $94
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2007 and 2006 approximate fair value.

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,187        $1,409        $1,461
Income on commercial mortgage loans                                  173           181           197
Trading securities and other investments                             213            86           156
-------------------------------------------------------------------------------------------------------
                                                                   1,573         1,676         1,814
Less: investment expenses                                             18            19            28
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,555        $1,657        $1,786
=======================================================================================================



Net realized investment gains for the years ended December 31 is summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                    $40           $50           $50
Commercial mortgage loans                                            --             1            (2)
Reduction in the allowance for loan losses                           21            --            --
-------------------------------------------------------------------------------------------------------
  Total                                                             $61           $51           $48
=======================================================================================================



5.  VARIABLE INTEREST ENTITIES

During the year ended December 31, 2005, RiverSource Life consolidated two secured loan trusts ("SLTs") which provided returns to investors primarily based on the performance of an underlying portfolio of high-yield loans and which were managed by an affiliate. The SLTs were liquidated in 2005, resulting in a $14 million pretax gain for the year ended December 31, 2005. There is no remaining exposure to these SLTs as a result of their liquidations.

RiverSource Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by carrying values of $2 million of CDO residual tranches managed by an affiliate where RiverSource Life is not the primary beneficiary. RiverSource Life's maximum exposure to loss as a result of its investment in the CDO residual tranches is represented by the carrying value.

6.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,411        $4,036        $3,638
Impact of SOP 05-1 at adoption                                      (204)           --            --
Capitalization of acquisition costs                                  704           687           633
Amortization, excluding impact of annual third quarter
changes in DAC-related assumptions                                  (454)         (394)         (383)
Amortization, impact of annual third quarter changes in DAC-
related assumptions                                                  (16)           38            67
Impact of changes in net unrealized securities losses (gains)        (12)           44            81
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,429        $4,411        $4,036
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $452          $370          $303
Impact of SOP 05-1 at adoption                                      (11)           --            --
Capitalization of sales inducements                                 124           126            94
Amortization                                                        (53)          (48)          (40)
Impact of changes in net unrealized securities losses (gains)        (1)            4            13
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $511          $452          $370
=======================================================================================================



7.  LINES OF CREDIT

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR plus 28 basis points. There were no amounts outstanding on this line of credit at December 31, 2007 and 2006.

Also, RiverSource Life has a collateral loan agreement with Ameriprise Financial aggregating up to $75 million. The interest rate for any borrowings is equal to the preceding month's effective new money rate for RiverSource Life's permanent investments. There were no amounts outstanding at December 31, 2007 and 2006.

8.  VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. RiverSource Life has established additional liabilities for the variable annuity death benefits, GMIB provisions and for life contingent benefits associated with GMWB provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the client can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the policyholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life has established additional liabilities as of December 31:

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN MILLIONS, EXCEPT AGE)                                                                                   2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF PREMIUM:
                                                              Total contract value                         $25,804       $17,418
                                                              Contract value in separate accounts          $23,892       $15,859
                                                              Net amount at risk(2)                        $    26       $    13
                                                              Weighted average attained age                     60            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR RESET:
                                                              Total contract value                         $20,231       $23,544
                                                              Contract value in separate accounts          $17,617       $20,058
                                                              Net amount at risk(2)                        $   167       $   227
                                                              Weighted average attained age                     60            61
------------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1) (CONTINUED)
(IN MILLIONS, EXCEPT AGE)                                                                                   2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR RATCHET:
                                                              Total contract value                         $ 7,908       $ 6,729
                                                              Contract value in separate accounts          $ 7,143       $ 5,902
                                                              Net amount at risk(2)                        $    81       $    26
                                                              Weighted average attained age                     61            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR RATCHET:
                                                              Total contract value                         $ 1,211       $   907
                                                              Contract value in separate accounts          $ 1,163       $   870
                                                              Net amount at risk(2)                        $     1       $    --
                                                              Weighted average attained age                     58            57
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH OTHER GMDB:
                                                              Total contract value                         $   693       $   586
                                                              Contract value in separate accounts          $   639       $   530
                                                              Net amount at risk(2)                        $    12       $    11
                                                              Weighted average attained age                     65            64
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GGU DEATH BENEFIT:
                                                              Total contract value                         $   950       $   811
                                                              Contract value in separate accounts          $   873       $   730
                                                              Net amount at risk(2)                        $    80       $    62
                                                              Weighted average attained age                     62            62
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMIB:
                                                              Total contract value                         $   927       $   928
                                                              Contract value in separate accounts          $   859       $   853
                                                              Net amount at risk(2)                        $    18       $    14
                                                              Weighted average attained age                     62            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB:
                                                              Total contract value                         $ 5,104       $ 4,791
                                                              Contract value in separate accounts          $ 4,980       $ 4,761
                                                              Benefit amount in excess of account
                                                              value                                        $    22       $    --
                                                              Weighted average attained age                     62            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB FOR LIFE:
                                                              Total contract value                         $ 7,958       $ 2,396
                                                              Contract value in separate accounts          $ 7,685       $ 2,349
                                                              Benefit amount in excess of account
                                                              value                                        $    33       $    --
                                                              Weighted average attained age                     62            63
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMAB:
                                                              Total contract value                         $ 2,260       $ 1,350
                                                              Contract value in separate accounts          $ 2,205       $ 1,340
                                                              Benefit amount in excess of account
                                                              value                                        $     3       $    --
                                                              Weighted average attained age                     55            55
------------------------------------------------------------------------------------------------------------------------------------


 (1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.
 (2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

 For the year ended December 31, 2007, additional liabilities (assets) and incurred claims were:

(IN MILLIONS)                                           GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability (asset) balance at January 1                      $26           $ 5          $(12)          $(5)
Reported claims                                               3             2            --            --
Liability balance at December 31                             24             3           136            33
Incurred claims (sum of reported and change in
liability (assets))                                           1            --           148            38


 For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN MILLIONS)                                           GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                              $16           $ 4          $  9           $ 1
Reported claims                                               8            --            --            --
Liability (asset) balance at December 31                     26             5           (12)           (5)
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                                18             1           (21)           (6)
------------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in benefits, claims, losses and settlement expenses.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

9. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $14,382       $16,841
Equity indexed annuities accumulated host values                              253           267
Equity indexed annuities embedded derivative                                   53            50
Variable annuities fixed sub-accounts                                       5,419         5,975
GMWB variable annuity guarantees                                              136           (12)
GMAB variable annuity guarantees                                               33            (5)
Other variable annuity guarantees                                              27            31
-------------------------------------------------------------------------------------------------
  Total annuities                                                          20,303        23,147
Variable universal life ("VUL")/universal life ("UL") insurance             2,568         2,562
Other life, DI and LTC insurance                                            4,106         3,852
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             26,977        29,561
Policy claims and other policyholders' funds                                   91            89
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $27,068       $29,650
=================================================================================================



Separate account liabilities as of December 31 consisted of the following:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $51,764       $43,515
VUL insurance variable sub-accounts                                         6,244         5,709
Other insurance variable sub-accounts                                          62            63
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $58,070       $49,287
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. The interest rate risks under these obligations are partially hedged with derivative instruments. These derivatives were intended to be cash flow hedges of interest credited on forecasted sales rather than a hedge of inforce risk. These derivatives consisted of interest rate swaptions with a notional value of $0.8 billion and $1.2 billion at December 31, 2007 and 2006, respectively. Effective January 1, 2007, RiverSource Life removed the cash flow hedged designation from its swaptions because they were no longer considered highly effective. The fair value of these swaptions was $1 million and $2 million at December 31, 2007 and 2006, respectively.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. The equity component of these annuities is considered an embedded derivative and is accounted for separately. The change in fair value of the embedded derivative reserve is reflected in interest credited to fixed accounts. As a means of economically hedging its obligation under the stock market return provision, RiverSource Life purchases and writes index options and enters into futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options and futures as of December 31 were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         NOTIONAL        FAIR        NOTIONAL        FAIR
(IN MILLIONS)                                             AMOUNT         VALUE        AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
Purchased options and futures                              $237           $43          $271           $40
Written options and futures                                 (58)           (1)          (67)           (1)



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The changes in fair values of these embedded derivatives are reflected in benefits, claims, losses and settlement expenses. The negative fair values for GMWB and GMAB at December 31, 2006 reflected that under conditions and expectations at that time, RiverSource Life believed the applicable fees charged for the rider would more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders increased from $7.2 billion at December 31, 2006 to $13.1 billion at December 31, 2007. The total value of variable annuity contracts with GMAB riders increased from $1.4 billion at December 31, 2006 to $2.3 billion at December 31, 2007. As a means of economically hedging its obligations under GMWB and GMAB provisions, RiverSource Life purchases equity put and call options, enters into interest rate swaps and trades equity futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options, swaps and futures as of December 31, were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         NOTIONAL        FAIR        NOTIONAL        FAIR
(IN MILLIONS)                                             AMOUNT         VALUE        AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
Purchased options and futures                             $6,318         $338         $1,410         $171
Interest rate swaps                                          202            2            359           (1)
Sold equity futures                                         (202)          --           (111)          --


Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has inforce policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

10. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes were:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                           $15          $ 66          $ 56
  State                                                               1             3             4
-------------------------------------------------------------------------------------------------------
Total current income tax                                             16            69            60
Deferred federal income tax                                          83           123           122
-------------------------------------------------------------------------------------------------------
Income tax provision                                                $99          $192          $182
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                   2007          2006          2005
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%        35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (10.3)        (6.5)         (9.4)
  State taxes, net of federal benefit                                0.1          0.3           0.4
  Foreign tax credit, net of addback                                (2.1)        (0.7)         (0.5)
  Taxes applicable to prior years                                   (3.7)         0.1           2.8
  Other, net                                                          --          0.1           0.1
-------------------------------------------------------------------------------------------------------
Income tax provision effective rate                                 19.0%        28.3%         28.4%
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life's effective tax rate was 19.0% and 28.3% for the years ended December 31, 2007 and 2006, respectively. The decrease in the effective tax rate primarily reflects lower pretax income as well as higher levels of tax advantaged items, including dividends received deduction and foreign tax credits, relative to pretax income for the year ended December 31, 2007 as well as a $7 million tax benefit related to the finalization of the prior year tax return.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities as of December 31 are reflected in the following table:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,212        $1,146
  Investment related                                                          29            75
  Net unrealized losses on Available-for Sale securities and
     derivatives                                                              87           115
  Tax credit carryforwards                                                    19            --
  Other                                                                       44            45
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,391         1,381

Deferred income tax liabilities:
  DAC                                                                      1,253         1,253
  DSIC                                                                       179           158
  Other                                                                       92            60
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,524         1,471
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                       $  133        $   90
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

Additionally, RiverSource Life has $11.9 million in Alternative Minimum Tax
(AMT) and $6.9 million foreign tax credit carryforwards included in the deferred tax assets as of December 31, 2007. The AMT carryforward has no expiration and the foreign tax credit carryforward expires on December 31, 2026. Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2007 and 2006.

Effective January 1, 2007, RiverSource Life adopted the provisions of FIN 48. The amount RiverSource Life recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(IN MILLIONS)                                                                      2007
-------------------------------------------------------------------------------------------
Balance at January 1                                                               $ 73
Additions based on tax positions related to the current year                         34
Additions for tax positions of prior years                                           16
Reductions for tax positions of prior years                                         (26)
-------------------------------------------------------------------------------------------
Balance at December 31                                                             $ 97
===========================================================================================



If recognized, approximately $27 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of January 1, 2007 and December 31, 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $11 million in interest and penalties for the year ended December 31, 2007. RiverSource Life had $10 million and ($1) million for the payment of interest and penalties accrued at January 1, 2007 and December 31, 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of RiverSource Life, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $35 million to $40 million in the next 12 months.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall



RiverSource Life Insurance Company

--------------------------------------------------------------------------------


examination of the American Express Company consolidated return, commenced an examination of the RiverSource Life's income tax returns for 1997 through 2002 in the third quarter of 2005. In the first quarter of 2007, the IRS expanded the period of the exam to include 2003 through 2004. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2005.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies and has added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only. For the twelve months ended December 31, 2007, RiverSource Life recorded a benefit of approximately $46 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive loss in the Consolidated Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                            $28          $(41)         $(248)
Net unrealized derivative gains (losses)                             --            (1)            (6)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                  $28          $(42)         $(254)
=======================================================================================================



11. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $0.8 billion and $1.2 billion as of December 31, 2007 and 2006, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain from operations                                $  523        $  469        $  327
Statutory net income                                                 555           514           339
Statutory capital and surplus                                      2,820         3,258         2,942
-------------------------------------------------------------------------------------------------------



12. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity and variable life insurance contractholders through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2007 and 2006, RiverSource Life received $97 million and $76 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life. For the year ended December 31, 2005, RiverSource Life received $56 million from Ameriprise Financial and $20 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life's share of the total net periodic pension cost was approximately $1 million for each of the years ended December 31, 2007, 2006 and 2005.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2007, $2 million in 2006 and $1 million in 2005.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2007, 2006 and 2005 were $3 million, $3 million and $2 million, respectively.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2007, 2006 and 2005 were $2 million, $1 million and $1 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $909 million, $755 million and $725 million for 2007, 2006 and 2005, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.

During 2007, RiverSource Life Insurance Company paid $900 million of cash dividends to Ameriprise Financial, a portion of which is considered extraordinary. During 2006, RiverSource Life Insurance Company paid $300 million of dividends to Ameriprise Financial, a portion of which is considered extraordinary. Prior to the payment of the extraordinary cash dividends, RiverSource Life Insurance Company made the required advance notices to the Minnesota Department of Commerce, its primary state regulator, and received responses stating there were no objections to the payment of these dividends. The ordinary cash dividends did not require prior notification and response from the Minnesota Department of Commerce. In connection with the Separation, RiverSource Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs. During the fourth quarter of 2005, RiverSource Life Insurance Company paid dividends to Ameriprise Financial of $380 million. During 2007, 2006 and 2005, RiverSource Life of NY paid cash dividends of $83 million, $25 million and $23 million, respectively, to RiverSource Life Insurance Company. A portion of the 2007 dividends was considered extraordinary and was paid only after making the required advance notice to the New York State Insurance Department, RiverSource Life of NY's primary state regulator.

Included in other liabilities at December 31, 2007 and 2006 are nil and $1 million, respectively, payable to Ameriprise Financial for federal income taxes.

13.  REINSURANCE

At December 31, 2007, 2006 and 2005, traditional life and universal life insurance inforce aggregated $187.3 billion, $174.1 billion and $160.1 billion, respectively, of which $117.4 billion, $102.4 billion and $86.3 billion were reinsured at the respective year ends. Life insurance inforce is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums for the years ended December 31 is as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 621         $ 645         $ 643
Reinsurance assumed                                                    2             3             2
Reinsurance ceded                                                   (138)         (115)         (124)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 485         $ 533         $ 521
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $57 million, $55 million and $52 million of reinsurance ceded for the years ended December 31, 2007, 2006 and 2005, respectively.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Reinsurance recovered from reinsurers amounted to $126 million, $115 million and $106 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

14. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life does not engage in any derivative instrument trading activities. Credit risk associated with RiverSource Life's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life may, from time to time, enter into master netting agreements wherever practical. As of December 31, 2007 and 2006, the total net fair values, excluding accruals, of derivative assets were $385 million and $212 million, respectively, and derivative liabilities were $9 million and $7 million, respectively. The net notional amount of derivatives as of December 31, 2007 was $7.3 billion, consisting of $7.6 billion purchased and $0.3 billion written.

Cash Flow Hedges
RiverSource Life uses interest rate derivative products, primarily interest rate swaptions, to hedge the risk of increasing interest rates on forecasted fixed premium product sales.

The following is a summary of net unrealized gains (losses) related to cash flow hedging activity, net of tax for the years ended December 31 as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding gains (losses), net of tax of $1, $2 and $5,
respectively                                                        $--           $(4)         $(10)
Reclassification of realized losses (gains), net of tax of
$1, $1 and $1, respectively                                           1             3            (1)
-------------------------------------------------------------------------------------------------------
Net change in unrealized derivative gains (losses)                  $ 1           $(1)         $(11)
=======================================================================================================



At December 31, 2007, RiverSource Life expects to reclassify approximately $4 million of net pretax losses on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months as a result of the amortization of deferred expense related to interest rate swaptions that will be recorded in net investment income.

If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. Effective January 1, 2007, RiverSource Life removed the cash flow hedge designation from its swaptions because the swaptions were no longer highly effective. Accordingly, all changes in the fair value of the swaptions are recorded directly to earnings. The removal of the cash flow designation did not cause any amounts in accumulated other comprehensive income (loss) to be reclassified into earnings because the forecasted transactions being hedged are still likely to occur. There were no cash flow hedges for which hedge accounting was terminated for these reasons during 2006 or 2005. No hedge relationships were discontinued during the years ended December 31, 2007, 2006 and 2005 due to forecasted transactions no longer expected to occur according to the original hedge strategy.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 11 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2007, 2006 and 2005, there were $2 million, $4 million and $2 million, respectively, in losses on derivative transactions or portions thereof that were ineffective as hedges excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

Derivatives Not Designated as Hedges
RiverSource Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment. The fair value assets (liabilities) of these purchased and written derivatives for the years ended December 31 were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                            PURCHASED      WRITTEN      PURCHASED      WRITTEN
-------------------------------------------------------------------------------------------------------------
Equity indexed annuities                                   $ 43           $(1)         $ 40           $(1)
GMWB and GMAB                                               340            --           170            --
-------------------------------------------------------------------------------------------------------------
Total                                                      $383           $(1)         $210           $(1)
=============================================================================================================



Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings. Accordingly, there are no amounts on the Consolidated Balance Sheets related to these contracts.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by RiverSource Life related to equity indexed annuities will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life writes and purchases index options and occasionally enters into futures contracts. Purchased options used in conjunction with these products are reported in other assets and written options are included in other liabilities. Additionally, certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to the GMWB and GMAB provisions using various equity futures, equity options and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2007, the remaining payments RiverSource Life is scheduled to make for these options total $313 million through December 31, 2022.

RiverSource Life earns fees from the management of equity securities in variable annuities and variable insurance. The amount of fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of RiverSource Life's fee revenues to the general performance of equity markets, RiverSource Life from time to time enters into various combinations of financial instruments such as equity market put and collar options that mitigate the negative effect on fees that would result from a decline in the equity markets.

Embedded Derivatives
The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and non-life contingent GMWB provisions which are also considered embedded derivatives. The fair value of the embedded derivatives for annuity related products are included in future policy benefits. The changes in fair value of the equity indexed annuity embedded derivatives are reflected in interest credited to fixed accounts. The changes in fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses. At December 31, 2007 and 2006, the total fair value of these instruments, excluding the host contract and a liability for life contingent GMWB benefits of $2 million and nil, respectively, was a net liability of $220 million and $33 million, respectively.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2007 and 2006, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values of financial instruments at December 31:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair
values                                                    $80,946       $80,946       $75,336       $75,336
Commercial mortgage loans, net                              2,892         2,868         2,790         2,875
Other investments                                              58            59           108           112

FINANCIAL LIABILITIES
Net liabilities for which carrying values approximate
fair values                                               $   177       $   177       $   (10)      $   (10)
Fixed account reserves                                     18,622        18,077        21,626        20,981
Separate account liabilities                               51,764        49,388        43,516        41,623
-------------------------------------------------------------------------------------------------------------



FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally these assets are either short-term in duration, variable rate in nature or are recorded at fair value on the Consolidated Balance Sheets.

The fair value of commercial mortgage loans, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values were based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

Other investments include RiverSource Life's interest in syndicated loans, which are carried at amortized cost less allowance for losses. Fair values were based on quoted market prices.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Consolidated Balance Sheets.

Fair values of fixed annuities in deferral status were estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value was estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $1.5 billion as of both December 31, 2007 and 2006. If the fair value of the fixed annuities were realized, the write-off of DAC and DSIC would be $308 million and $422 million as of December 31, 2007 and 2006, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $6.3 billion and $5.8 billion as of December 31, 2007 and 2006, respectively, were estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of the DAC and DSIC associated with separate account liabilities of $2.5 billion and $2.3 billion as of December 31, 2007 and 2006, respectively.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2007 and 2006, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings (see Note 4).

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2007, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

        (C) 2008 RiverSource Life Insurance Company. All rights reserved. 37301 W (5/08)